LEASE

This  lease  ("Lease")  is  entered into on February 21, 2002 between Sacramento
                                           --------------------
County Assisted, LLC ("Landlord"), and RAL, Inc. ("Tenant"), with reference to the following facts:

1. Landlord is in the processing of acquiring title to the premises hereinafter described, together with the fixtures and equipment therein and Tenant has agreed as part of that acquisition transaction to transfer operational responsibility for the Facility to Landlord at such time as Landlord and/or its designee is licensed to operate the residential care facility for the elderly located on the premises.

II. Tenant has agreed to lease the premises and the furniture, fixtures and equipment therein back from Landlord pursuant to the provisions of this Lease, for the purpose of operating the residential care facility for the elderly located on the premises for the benefit of Landlord until such time as Landlord and/or its designee is licensed to operate the same.

III. Landlord and Tenant are interested in documenting the terms and conditions under which Tenant will lease and operate the residential care facility for the elderly located on the premises owned by Landlord. ^l

NO','. THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, THE PARTIES HEREBY AGREE AS FOLLOWS:

     ARTICLE  1
DEFINITIONS

As used in this Lease, the following words and phrases shall have the following meanings:

1.1. "Alteration" - any addition, change or modification, structural and nonstructural, to the Premises (as such term is defined in Section 2.1 below) made by Tenant including, without limitation, fixtures.

1.2 "Authorized Representative," - any officer, agent, employee or independent contractor retained or employed by either party, acting within authority, actual or apparent, given him by that party.

1.3     Reserved.

1.4 "Encumbrance" - any land sale contract, deed of trust, mortgage, or other written security device or agreement affecting the Premises and/or Personal Property (as such term is defined in Section 2.1 below), and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

1.5     "Hazardous  Substances"  -  as  defined  in Section 8.2.6 of this Lease.

1.6 "Hold Harmless" - to defend and indemnify from all liability, losses, penalties, damages, costs, expenses (including, without limitation, attorneys' fees), causes of action, claims, or judgments arising out of or related to any damage to any person or property.

1.7 "Landlord" -Sacramento County Assisted LLC, its Successors (as defined in Section 1.16 below), and any person or entity succeeding to the rights of Landlord by reason of an ownership interest or a security interest in the FACILITY (AS DEFINED IN SECTION 2.1 below) including, without limitation, any Lender (as DEFINED IN SECTION 1.12 BELOW) of Landlord.

1.8 Law" - any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order. or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Facility, or both, in effect whether at the time of execution of the Lease or at any time during the term, including without limitation; any regulation or order of a quasi-official entity or body.
1.9 "Lease Year" - the twelve-month period commencing on the Commencement Date (as defined in Section 3.1 below) and on each succeeding anniversary of the Commencement Date during the teen (and any extended term) of the Lease.

1.10 "Lender" - a beneficiary, mortgagee, secured party, or other holder of an Encumbrance on the Facility or any part thereof.

1.11 "Rent" - monthly rent, additional rent, late fees, security deposit, utility charges, real and personal property taxes and assessments, insurance premiums, and all other charges payable by Tenant to Landlord or any third person pursuant to the provisions of this Lease.

1.12 "Rent Adjustment Date" - The first day of each Lease Year other than the Commencement Date.

1.13     "Restoration"   the  reconstruction,  rebuilding,  rehabilitation and
repairs . that are necessary to return damaged or destroyed portions of the Facility and other property related to the operation of the Facility to substantially the same physical condition as they were in immediately before the damage or destruction.
1.14     "Successor"   any  permitted  assignee, transferee or other person or
entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights and obligations of either party.

                                    ARTICLE 2
                                   DESCRIPTION

2.1 Subject to the terms and conditions contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the real property located at 780 Harrington Way, Folsom CA and more fully described in Exhibit
                                                                         -------
Attached hereto, together with all improvements now or hereafter located thereon. commonly known as of the date of the execution of this Lease as Regent at Willow Creek (the "Premises"), and that certain personal property (furniture, fixtures, equipment and inventory) located in the Premises and described in Exhibit B attached hereto and any replacements thereof (the "F, F & E"). The Premises and the F, F & E are sometimes hereinafter collectively referred to as the "Facility.".


2.2 Landlord is informed that the Facility is presently licensed by the state of California to operate as a 130 unit residential care facility for the elderly and that the Facility is not currently certified to participate in Medicare or Medi-Cal. Reference hereinafter to the "Licensed Facility" shall mean the Facility as so licensed.

                                    ARTICLE 3
                                      TERM

3.1 The term of this Lease (the "Term") shall commence on the day Landlord acquires title to the Facility ("Commencement Date") and shall terminate at midnight on the earlier to occur of July 31, 2002 (the "Outside Date") or the day prior to the date on which Landlord and its manager, Emeritus Corporation ("Emeritus") or another operator designated by Landlord, are licensed to operate the Facility by the State of California (the "Lease Termination Date"); provided, however, that if the Commencement Date shall not have occurred by the Outside Date and as of the Outside Date, the license application has been filed and is being processed by the State of California, then Landlord may extend the Outside Date for ninety (90) days, which extension shall occur automatically unless Landlord gives notice on or before the Outside Date electing not to have this extension. Tenant shall have no right to extend this Lease beyond the Term provided for herein. Upon the Commencement Date being ascertained, it shall be inserted in the space provided below anal initialed by the parties.

Commencement  Date:

Landlord   Tenant

3.2 If Landlord has not acquired the Facility by February 28, 2002, then this Lease shall be void and of no effect unless the parties extend the Commencement Date by written amendment to this Lease. Should this Lease become void by virtue of the foregoing provision, Landlord shall return to Tenant any advance rent and security deposit previously paid to Landlord.


ARTICLE  4
WARRANTIES

4.1     LANDLORD  HAS  MADE  NO  REPRESENTATION  TS  OR
WARRANTIES,  EXPRESS  OR  IMPLIED;  NOR  DOES  LANDLORD  MAKE  ANY
HEREIN  REGARDING  THE  CONDITION  OF  THE  FACILITY  OR  ANY  PART
THEREOF  INCLUDING  WITHOUT  LIMITATION  THE  STRUCTURAL,
SOUNDNESS  THEREOF,  THE.  PRESENCE  OR  ABSENCE  OF  HAZARDOUS
SUBSTANCES OR THE FACILITY'S FITNESS FOR ANY PARTICULAR USE OR OCCUPANCY. LANDLORD FURTHER HEREBY SPECIFICALLY DISCLAIMS
ANY  REPRESENTATIONS  AND/OR  WARRANTIES,  BOTH  EXPRESS  AND
IMPLIED IN LAW, WITH RESPECT TO THE CONDITION, HABITABILITY, OR SUITABILITY OF THE FACILITY, OR ANY PART THEREOF, FOR THE USE AND
PURPOSES  PERMITTED  HEREUNDER  OR  ANY  OTHER  PURPOSE,  AND
LANDLORD  DOES  NOT  REPRESENT  T  OR  WARRANT  THAT  THE  FACILITY  OR
A NY PART THEREOF COMPLIES WITH ARTY LAWS RELATING TO THE USES AND OCCUPANCY THEREOF. TENANT FULLY UNDERSTANDS THAT THERE
MAY  BE  CERTAIN  ALTERATIONS,  REPAIRS  AND  REPLACEMENTS
REQUIRED  TO  CAUSE  THE  FACILITY  TO  COMPLY  WITH  APPLICABLE  LAW
(AS  THE  SAME  MAY  BE  MODIFIED  FROM  TIME  TO  TIME  THROUGHOUT  THE
TERM  HEREOF)  AND  FOR  THE  CONTINUED  LICENSING  OF  THE  FACILITY,
AMID TENANT SHALL BE FULLY RESPONSIBLE FOR THE COST OF AND FOR EFFECTUATING ANY AND ALL ALTERATIONS, REPAIRS AND
REPLACEMENTS  REQUIRED  TO  BE  MADE  TO  CAUSE  THE  FACILITY  TO
COMPLY  WITH  APPLICABLE  LAW  AND  FOR  THE  CONTINUED  LICENSING  OF
THE  FACILITY  AS  WELL  AS  ALL  ALTERATIONS.  REPAIRS  AND
REPLACEMENTS  REQUIRED  TO  MAINTAIN  AND  PRESERVE  THE  FACILITY  IN
THE  CONDITION  CALLED  FOR  HEREIN.  TENANT  ACKNOWLEDGES  THAT
LANDLORD  IS  NOT  RESPONSIBLE  FOR  AND  TENANT  SHALL  HOLD
LANDLORD  HARMLESS  IN  CONNECTION  WITH  ANY  SUCH  ALTERATIONS,
REPAIRS  AND  REPLACEMENTS  TO  THE  FACILITY  FOR  ANY  REASON
WHATSOEVER.

Initials  of  Tenant:  WT

5.1 Tenant shall pay Landlord a monthly rent ("Base Monthly Rent") during each month of the Lease Year, without deduction, set off, prior notice or demand. Base Monthly Rent for the term of the Lease is ONE HUNDRED and no/I00 Dollars ($100.00).
5.2 Base Monthly Rent shall be paid on the first day of each month commencing with the month in which the term of this Lease commences. If the Commencement Date is on a day other than the first day of a month, Base Monthly Rent for such partial month shall be prorated at the rate of 1/30th of the Base Monthly Rent per day.

5.3 All Rent shall be paid in advance to Landlord at 2025 First Avenue, Suite 890, Seattle WA 98121 or at such other address as may be designated by Landlord from time to time in writing to Tenant. Rent not paid when due shall bear interest from the date due until paid at the maximum rate permitted by law, or if no maximum rate is applicable, at the rate of IS% per annum.

5.4 Tenant acknowledges that late payment of Rent will cause Landlord to incur damages and costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, administrative costs, loss of use of funds and late charges that may be imposed on Landlord by the terms of any Encumbrance. Therefore, if any installment of Rent is not received by Landlord within ten (10) days after its due date, Tenant shall pay to Landlord an additional sum equal to five percent (5 %) of the overdue Rent as a late charge, unless applicable law requires a lesser late charge, in which case Tenant shall pay the maximum late charge permitted by law. The parties agree that this late charge represents a fair and reasonable estimate of the additional costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder, at law or in equity.

5.5 Base Monthly Rent provided in this Lease shall be in addition to all other payments to be made by Tenant as provided herein. It is the purpose and intent of Landlord and Tenant that the Base Monthly Rent provided herein shall be absolutely net to Landlord so that this Lease shall yield net to Landlord the Base Monthly Rent specified in this Lease in each month during the Term of this Lease and Landlord shall have no obligation or liability to pay any amounts in connection with the ownership, operation and/or management of the Facility or any part thereof, including but not limited to real and personal property taxes, insurance premiums, maintenance, including but not limited to structural or exterior maintenance, license fees, and any costs incurred by Landlord or for which Landlord is responsible by virtue of the existence of any financing on the Facility (including but not limited to any tax imposed on a Lender by reason of its having made a loan to Landlord but not including points; fees, or other costs incurred in making a new loan or refinancing an existing loan), of any kind or nature whatsoever. Excluding Encumbrances for which Landlord is liable, all costs and expenses including, without limitation, taxes, assessments, insurance premiums, maintenance, license fees and obligations of every kind and nature whatsoever relating to the use and/or management of the Facility by Tenant which may accrue or become due during or out of the Term hereof shall be paid by Tenant and Landlord shall be indemnified and held harmless by Tenant from and against the same,


ARTICLE  6
RESERVED


     ARTICLE  7
TAXES  AND  ASSESSMENTS

7.1 Tenant shall be responsible for the payment of all taxes, assessments. license fees, and other charges ("Personal Property Taxes") that are levied and assessed against all personal property, including but not limited to leasehold improvements, furniture, fixtures and equipment installed, whether by Landlord or Tenant, or located in or about the Premises, which taxes accrue during the Term, regardless of when the same may be payable.

7.2 Tenant shall be responsible for the payment of all real property taxes, assessments and levies, both general and special ("Real Property Taxes") which are or are hereafter levied, assessed, or are otherwise imposed, against the Premises during the Term, regardless of when the same may be payable.

7.3 Tenant shall pay to Landlord (or to Landlord's Lender, as Landlord may direct), together with and in addition to the monthly payments of rental and other payments payable under the terms of this Lease, on the dates set forth herein for the making of monthly rental payments, until the end of the Term, a sum, as estimated by Landlord, equal to the Personal Property Taxes and Real Property Taxes (collectively "Taxes") next coming due with respect to the Premises, including any personal property included therein, divided by the number of months to elapse before one month prior to the date when such Taxes will become delinquent, such sums to be held by Landlord (or Landlord's Lender, if Tenant has been directed to pay the same to Landlord's Lender) to pay such Taxes. Such payments, hereinafter referred to as "Reserves", are to be held without any allowance of interest or dividend to Tenant and need not be kept separate and apart from other funds of Landlord or Landlord's Lender, as applicable. All payments mentioned in this section and all payments to be made under the Lease shall be added together and the aggregate amount thereof shall be paid by Tenant each month in a single payment. The arrangement provided for in this section is solely for the added protection of Landlord and entails no responsibility on Landlord's part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon assignment of the Lease by Landlord or upon any assignment by Landlord's Lender of its loan, any funds then held by Landlord or Landlord's Lender shall be turned over to Landlord's or Landlord's Lender's Successor, as applicable, and any responsibility of Landlord or Landlord's Lender with respect thereto shall terminate. If the total of the Reserves hereof shall exceed the amount of payments actually applied by Landlord or Landlord's Lender, as applicable, such excess may be credited by Landlord or Landlord's Lender, as applicable, on subsequent payments to be made by Tenant or, at the option of Landlord, refunded to Tenant or its Successors. If, however, the Reserves shall not be sufficient to pay the sums required when the same shall become due and payable, Tenant shall immediately deposit with Landlord or, if so directed by Landlord, with Landlord's Lender, the full amount of any such deficiency. If there shall be a default under any of the provisions of this Lease, Landlord may use, apply or retain, to cure such DEFAULT and to compensate Landlord for all damage sustained by Landlord as a result of such default, at any time, all or any part of the Reserves held by Landlord, and upon demand of Landlord, Tenant shall immediately deposit with Landlord a sum equal to the portion of the Reserves so used, applied or retained by Landlord.

     7.4 Tenant's liability to pay Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a tax year included in the Term at its commencement and expiration. Prorations shall be based on assessments and Tenant shall pay such prorations when the prorated tax installment becomes due.

     7.5 Tenant shall have the right to contest or review by legal proceeding, or in such other manner as it may deem suitable (which, if instituted, Tenant shall conduct promptly at its own expense, and free of any expense to Landlord, and if necessary, in the name of Landlord) any Taxes.
Tenant may defer payment of a contested item upon condition that; before instituting any such proceeding, Tenant shall furnish to Landlord, or to any Lender Landlord may designate, security reasonably satisfactory to Landlord and such Lender sufficient to cover the amount of any Taxes. Notwithstanding the furnishing of any such security, Tenant shall promptly pay such contested item if at any time the Facility or any part thereof shall be in danger of being sold or forfeited. The legal proceeding herein referred to shall include an appropriate proceeding to review tax assessments and appeals from any judgment, decree, or order in connection therewith, but such proceeding shall be commenced as soon as possible after the assessment of any contested item and shall be prosecuted to final adjudication with dispatch. If there shall be any refund with respect to any contested item based on a payment by Tenant, provided Tenant is not then in default of its obligations hereunder, Tenant shall be entitled to such refund to the extent of such payment.

     7.6 Tenant shall, in addition to all other sums, pay all fees for inspection and examination of the Facility during the Term hereof which are charged by any public authority having jurisdiction thereof.

     7.7 Tenant shall not be required to pay any municipal, county, state, or federal income or franchise taxes of Landlord, or any municipal, county, state, or federal estate, succession, inheritance, or (except as provided below) transfer taxes of Landlord. If at any time during the Term, the state in which the Facility is located or any political subdivision of such state, including any county, city; public corporation, district, or any other political entity or public corporation of such state, levies or assesses against Landlord a tax, fee, or excise on (1) rents, (2) the square footage of the Premises, (3) the act of entering into this Lease, or (4) the occupancy of Tenant, or levies or assesses against Landlord any other tax, fee, or excise, however described, including, without limitation, a so-called value added tax, as a direct substitution in whole or in part for, or its addition to, any Real Property Taxes, Tenant shall pay before, delinquency that tax, fee, or excise. Notwithstanding the above, if a transfer tax is payable to any governmental agency or agencies as a result of this Lease, Tenant shall, to the extent permitted by law, pay the same directly to the taxing authority or authorities when it is due, or at Landlord's election, Tenant shall pay same to Landlord within ten (10) days after notice to Tenant from Landlord, and in such event, Landlord shall pay the tax following receipt from Tenant.

                                    ARTICLE 8
                                       USE

     8.1 Tenant shall use the Facility for a 130 unit licensed residential care facility for the elderly and for no other use without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

     8.2 Tenant's use of the Facility as provided in this Lease SHALL BE IN ACCORDANCE with the following:

     8.2.1 Tenant shall not do, bring, or keep, or permit to be done, brought or kept, anything in, on or about the Premises that may cause an invalidation or cancellation of any insurance covering the Facility, and Tenant shall comply with all requirements imposed by any company issuing such insurance.

     8.2.2 Tenant shall cause the Facility to be and remain licensed for 130 units by the applicable. state and/or local governmental agencies and shall maintain such license during the Term of this Lease. At Tenant's sole expense, Tenant shall cause the Facility to conform to the requirements and provisions of all applicable laws concerning the use of the Facility as so licensed including, without limitation, the obligation at Tenant's sole cost to alter, maintain, replace or restore the Facility or any part thereof in compliance and conformity with all laws relating to the condition, use or occupancy of the Facility as so licensed.

     8.2.3 Tenant. shall not use the Facility in any manner that will constitute nuisance, waste to the Facility, or cause unreasonable annoyance to owners or occupants of adjacent properties.

     8.2.4 Tenant shall not do or permit to be done anything on the Premises that will cause damage to the Facility or any part thereof. The Premises shall not be overloaded with furniture, equipment or machinery in such manner that damage is caused to the Premises or any part thereof. No machinery, apparatus or other appliance shall be used or operated in, on or about the Premises that will in any manner injure the Facility- or any part thereof.

     8.2.5 Tenant shall pay all payrolls promptly when due respecting any personnel employed by it at the Facility, and shall file all governmental reports required pursuant thereto (including, without limitation, payroll tax returns) and shall pay such payroll and related taxes promptly and before delinquency.

     8.2.6 (a) Tenant shall not bring, release, use, generate, manufacture, store or dispose of, or permit to be brought, released, used, generated, manufactured, stored or disposed of, on, under or about the Facility, or transfer or permit to be transferred to or from the Facility, any asbestos, asbestos containing materials, flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials (collectively "Hazardous Substances"). There is excluded from this prohibition Hazardous Substances of the type commonly used in assisted living facilities, subject to the condition that they are used, stored and disposed of in accordance with all applicable law. As used in this Lease, Hazardous Substances shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Clean Water Act, 33 U.S.C. Section 466 et seq.; the Safe Drinking and Reauthorization Act of 1986, Public Lain 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; and those materials and substances of a similar nature regulated or restricted under any other laws now existing or hereafter adopted, and in regulations adopted and publications promulgated pursuant to said laws, and under all applicable laws in the State of California.

     (b) If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or relating to the same, has come to be located in, on or about the Facility, Tenant shall immediately give written notice of such fact to Landlord.

     (c) Tenant shall, at its sole cost and expense, promptly take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the clean-up of any contamination of, and for the maintenance, security and or monitoring of, the Facility, the elements surrounding the same, or neighboring properties, to the extent caused or materially contributed to by Tenant, its agents, officers, directors or employees, relating to or involving any Hazardous Substances brought onto and/or released from the Facility.

     (d) Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, partners, members (including, in the case of a corporate partner or member, such corporation's shareholders, officers and directors) and Lenders, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties and attorney's and consultants' fees arising out of or involving (i) any Hazardous Substances brought onto and/or released from or onto the Facility by Tenant or its agents or employees and/or
(ii)  Tenant's  failure  to  perform  any  of its obligations under this Section
8.2.6. Tenant's obligations hereunder shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or caused by Tenant, and the cost of investigation, removal, remediation, restoration and/or abatement thereof, or of any removal, remediation, restoration and/or abatement thereof and shall survive the expiration or earlier termination of this Lease.
     No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous
     Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.
               8.2.7 Tenant shall comply with, and the leasehold created by this Lease is subject to, all covenants, conditions, restrictions, easements and rights of way affecting the  Premises.
          8.3. In connection with the operation of the Facility, Tenant's use and operation of the Facility shall at all times be subject to Landlord's prior review and approval  of  each  of  the  following:
               8.3.1. Operational Policies and Forms: All operational policies, procedures, controls, and forms.
               8.3.2. Charges: All recommended charges, including any and all special charges  for  services  rendered  to  the  residents  at  the  Facility.
               8.3.3. Information: All informational material, mass media releases, and other related publicity materials developed or used by Tenant in connection with the operation  of  the  Facility.

     8.3.4. Equipment and Improvements: All repairs, replacements and maintenance to the Facility.

     8.3.5. Personnel: All personnel decisions, including, but not limited to, hiring, firing and staffing of the Facility.

     8.3.6.  Contracts.  All  contracts  to  which  the  Facility  is  a  party.
             ---------

     8.3.7.  Marketing.  All marketing plans and programs as well as advertising
             ---------
and  promotion  budgets.

     8.4     Tenant's use and operation of the Facility shall also be subject to
             -------------------------------------------------------------------
the  following:
---------------

     8.4.1  Regulator,  Compliance: Landlord's right to review of the regulatory
            ----------------------
compliance status of the Facility and the right to recommend actions to be taken to ensure such compliance or correct any instances of non-compliance-

8.4.2 Collection of Accounts: Landlord's right to receive monthly aged ------ ------- accounts receivable report and to review the collection efforts undertaken by Tenant with respect to any overdue balances reflected thereon and to make suggestions with respect to changes thereto.



     8.4.3 Third Party, Notices and Claims: Landlord's right to receive copies of all notices of claims or causes of action from any third party against Tenant or the Facility within two (2) days of Tenant's receipt of same.

     In no event shall Landlord's review and notice rights noted above impair, reduce or otherwise alter Tenant's obligations hereunder.

ARTICLE  9
MAINTENANCE

     9.1 Tenant shall, at its sole cost and expense, at all times during the Term of this Lease, maintain the Premises and ever.- part thereof in good, clean working order, condition and repair including, without limitation, the structural portions of the building and improvements thereon, the interior and exterior thereof, foundations, roofs, plate glass, wiring, plumbing, heat and air conditioning units, mechanical systems, parking and service areas, landscaping, the approaches thereto and appurtenances thereof, including all adjacent sidewalks and alleys. Tenant's obligation to maintain the Premises shall specifically include, without limitation, the obligation to make any and all repairs, including, but not limited to, any and all repairs, alterations, replacements and additions to the Facility required by law and/or as necessary to obtain and maintain licensing as the Licensed Facility, and to repaint and/or restain all painted and wood surfaces and restripe the parking areas as required. Landlord shall not have any responsibility to maintain the Premises or any part thereof including, without limitation, any structural or mechanical maintenance, repair or replacement. Tenant waives all rights under any laws which may provide for Tenant's right to make repairs and deduct the expenses of such repairs from rent or to withhold rent or terminate the Lease based upon the condition of the Premises.

     9.2 Tenant shall, at its sole cost and expense, at all times during the term of this Lease, keep and maintain the F, F & E , in good working order, condition and repair. Tenant shall not remove the F, F & E, and/or replacements thereof or any part thereof FRONT the Premises, without the prior written consent of Landlord. Tenant shall purchase and replace with substitutes of equal or higher quality any worn out or broken items of F, F & E from time to time throughout the Term of this Lease with Landlord's prior written consent and at Tenant's sole cost and expense. Items being replaced by Tenant may be removed with Landlord's prior consent. The items being replaced and items replacing same shall be and remain the property of Landlord. Tenant agrees, upon written request from Landlord, to execute any and all documents necessary to assist Landlord to fully evidence Landlord's ownership of the F, F & E.

     ARTICLE  10
ALTERATIONS

     Except in the event of an emergency, Tenant shall not make or allow to be made any Alterations to the Premises or any part thereof without Landlord's prior written consent. In the event Tenant intends to undertake any Alterations to the Premises as
- provided in this Article, Tenant shall provide to Landlord written notice describing the nature of the Alterations, the estimated cost thereof and stating the date the work related to the Alterations is scheduled to commence. If any structural modifications are to be made as a part of such Alterations, then to the extent applicable, the provisions of
Sections 16.9 and 16.10 shall apply to any requested Alterations as if the Alteration project was a Restoration. Landlord may impose such further conditions to its consent as it deems reasonably necessary, including the provision of Plans and Specifications, the assignment as security of any construction or related contracts AND/OR THE DEPOSIT WITH
Landlord of the cost of such Alterations and the establishment of disbursal procedures with respect thereto. The failure of Landlord to respond within fifteen (15) days after
Tenant notifies Landlord of its request for Landlord's consent to Alterations shall be deemed consent. Any Alterations made by Tenant shall remain on and be surrendered with the Premises on expiration or termination of the Term.

ARTICLE  IL
MECHANIC'S  LIENS

     11.1 Tenant shall pay, when due, all costs for construction done by it or caused to be done by it on the Premises. Tenant shall keep the Premises free and clear of all mechanic's liens and other liens by reason of work, labor, services or materials supplied or claimed to have been supplied to or for Tenant, or anyone holding the Premises or any part thereof through or under Tenant.

     11.2 If Tenant shall, in good faith, contest the validity of any such lien, then Tenant shall, at its sole cost and expense, indemnify, defend and hold harmless Landlord, its agents, employees, partners (including, in the case of a corporate partner, such corporation's shareholders, officers and directors) and Lenders, against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against such parties. Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of the contested lien or such other reasonable security as may be required by Landlord or its Lender to ensure that the Facility remains free from the effect of such lien or claim and shall indemnify Landlord and Landlord's Lender against liability for the same. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is in its best interest to do so.

     11.3 If Tenant shall fail to discharge any such lien within ten (10) days of its being filed or fails to famish reasonable security therefor as may be required by Landlord or Landlord's Lender in accordance with the provisions of Section 11.2, then, in addition to any other right or remedy of Landlord resulting from Tenant's default, Landlord nay, but shall not be obligated to, discharge the same either by paying the amount claimed to be due, by procuring the discharge of such lien by giving security or in such other manner as is or may be prescribed by law or practice of the state in which the Facility is located. Tenant shall repay to Landlord, as additional rent, on demand, all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Section 11.3 plus interest thereon at the then maximum rate of interest permitted by law, or if no maximum rate then applies, at the rate of 18% per annum. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanic's or other lien law.

                                   ARTICLE 12
                             UTILITIES AND SERVICES

     Tenant shall make all arrangements, and prior to delinquency pay, for all utilities and services furnished to the Facility or used by it, including, without limitation, gas, electricity, water, telephone service, and trash collection, and for all connection charges and deposits required by any of said utilities. Landlord shall not be liable for any interruption in the provision of any such utility services to the Facility.

ARTICLE  13

[INTENTIONALLY  LEFT  BLANK]


                                   ARTICLE 14
                                    INSURANCE

     Tenant, at its sole cost and expense, shall maintain or cause to be maintained at all times during the Term of this Lease, adequate insurance as outlined below:

     14.1. All Risk, or other broad form coverage property insurance, insuring full replacement value. Such insurance shall also include, but not be limited to, business interruption and extra expense coverage, for a period of not less than six months. Tenant shall also maintain earthquake and flood hazard coverage at an amount equal to full replacement cost of the Facility.

     14.2 Commercial general liability insurance, against any third party claims for bodily injury or property damage. Such insurance shall also include coverage for contractual liability as respects this Agreement. Limits of such coverage should not be less than 81,000,000 per occurrence with a minimum. of 52,000,000 per location aggregate.

     14.3 Professional Liability Insurance with limits of such coverage that are not less than $1,000,000 per occurrence, with a minimum of $2,000,000 per location aggregate.


     14.4 Business Auto Liability for third party bodily injury or property damage for facility vehicles including owned, hired and non-owned auto liability for $1,000,000 combined single limit. Coverage shall be extended to cover physical damage to facility vehicles.

     14.5 Umbrella/Excess Commercial General Liability and PROFESSIONAL SERVICES Liability in the amount of $10,000,000 per occurrence.

     14.6 Workers' Compensation coverage with statutory limits and Employers' Liability insurance coverage with minimum limits of S 1;000,000 per occurrence.

     14.7 Crime insurance to cover employee dishonesty, theft of money and security loss in limits of not less than $1.000,000

     14.8 Tenant shall provide, or shall cause to be provided, to Landlord evidence of all insurance, naming Landlord as an additional insured on policies 14.2, 14.3, 14.4, and 14.5 above, and subject to the requirements of a lender, loss payee as respect the property policies. Such evidence of insurance shall give Landlord at least thirty (30) days prior notice of cancellation or any material change to policies. Tenant shall also reasonably assist Landlord to procure such other insurance coverages as may be required by a lender for the Facility, provided any expenses incurred by Tenant in doing so will be reimbursed by Landlord.

     ARTICLE  15
CONDEMNATION

15.1     Definitions:

     15.1.1 "Condemnation" means (1) the exercise of any governmental or governmentally-derived power, whether by legal proceedings or otherwise, by a Condemnor (as defined below), and (2) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

     15.1.2 "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

     15.1.3 "Award" Incans all compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation.

     15.1.4 "Condemnor" means any public or quasi-public authority, or private entity or individual, having the power of Condemnation.
_ 15.2 If during the Term there is any taking of all or any part of the Premises or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined pursuant to the provisions of this Article 15.

     15.3 If the Premises are totally taken by Condemnation, this Lease shall terminate on the Date of Taking.

     15.4 If the Premises are partially taken by Condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the building or other improvements or the parking area that are a part of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice ("Termination Notice") to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. The Termination Notice shall state the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate (except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant in the Termination Notice). If Tenant does not terminate this Lease within the thirty (30) day period specified above, this Lease shall continue in full force and effect, except that Base Monthly Rent shall be reduced pursuant to Section 15.5. below.

     15.5 If any portion of the Premises (other than that portion consisting of land upon which no buildings, improvements, parking areas, driveways, walkways or recreation areas are located, hereinafter referred to as "Excluded Premises") is taken by
Condemnation and this Lease remains in full force and effect, on the date of the Award, the Base Monthly Rent shall be reduced by an amount that is in the same ratio to Base
Monthly Rent as the amount that the Award bears to the total value of the Premises immediately before the date of Award.

     15.6 If there is a partial taking of the Premises and this Lease remains in full force and effect, Landlord shall restore the Premises to the extent of the proceeds available from the Award or, at its option, shall make the Award available to Tenant for the Restoration thereof; provided, however, that if the Award is not sufficient to pay for Restoration, Landlord may elect to furnish the deficiency or Landlord may elect to terminate this Lease, at Landlord's discretion, in which latter event, Tenant may elect to furnish the deficiency by written notice to Landlord within ten (10) days following Landlord's notice to Tenant of Landlord's election to terminate hereunder. Base Monthly Rent shall be abated or reduced during the period from the Date of Taking until the completion of Restoration, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of Base Monthly Rent shall be based on the extent to which the Restoration interferes with Tenant's use of the Premises; provided, however, that in the event the Premises cannot be fully restored after such Taking, the Base Monthly Rent due hereunder shall be permanently abated or reduced in accordance with the provisions of Section 15.5 hereof.







     16
' 15.7. Notwithstanding anything to the contrary set forth in this Article 15, in the event of any total or partial Condemnation of the Premises, Landlord shall have the right, on written notice to Tenant, to elect to terminate this Lease and relieve Tenant from its obligation to repair or restore the Premises as well as any and all other obligations imposed on Tenant hereunder, other than those obligations which specifically survive termination of the Lease.

     15.8 If the Lease remains in full force and effect after a total or partial Condemnation, the entire Award shall belong to and be paid to Landlord. If the Lease terminates or is terminated in accordance with this Article 15 after a total or partial Condemnation, the Award shall belong to and be paid to Landlord, except that Tenant shall receive from the Award any sum separately awarded for relocation, plus any sum separately awarded to compensate Tenant for the value of any of Tenant's personal property taken by the Condemnor.


                                   ARTICLE 16
                                   DESTRUCTION

     16.1 If during the Term the Premises or any part thereof are totally or partially destroyed from a risk required to be. covered by the insurance described in Article 14 of this Lease, Tenant shall restore the Premises to substantially the same condition as they were in immediately before destruction, whether or not the insurance proceeds are sufficient to cover the actual cost of Restoration. Such destruction shall not terminate this Lease. If the existing laws do not permit the Restoration, either party can terminate this Lease immediately by giving notice to the other party in which case all proceeds of insurance payable by reason of such destruction shall belong to Landlord, other than any proceeds specifically allocated to Tenant's personal property.

     16.2 If during the Term the Premises or any part thereof are totally or partially destroyed from a risk not required to be covered by the insurance described in Article 14 of this Lease, Tenant shall restore the Premises to substantially the same condition as they were in immediately before destruction. Such destruction shall not terminate this Lease. If the existing laws do not permit the Restoration, either party can terminate this Lease immediately by giving notice to the other party in which case, if the risk is covered by the insurance described in Article 14 of this Lease, all proceeds of insurance payable by reason of such destruction shall belong to Landlord, other than any proceeds specifically allocated to Tenant's personal property.

     16.3 If during the Term any portion of the Premises are damaged or destroyed from a risk covered by the insurance described in Article 14 of this Lease, and the total amount of loss does not exceed ten thousand dollars ($10,000), Tenant shall make the loss adjustment with the insurance company insuring the loss. The proceeds shall be paid directly to Tenant for the sole purpose of making the Restoration of the Premises in accordance with Sections
16.8  et  seq.  of  this  Lease.


     16.4 If during the Term any portion of the Premises are damaged or destroyed from a risk covered by the insurance described in Article 14 of this Lease, and the total amount of loss exceeds ten thousand dollars (,S 10,000), Tenant shall, with Landlord's approval, make the loss adjustment with the insurance company insuring the loss, and on receipt of the proceeds, the parties shall immediately pay them to a bank, savings and loan association, or other person or company furnishing construction disbursement control services acceptable to Landlord ("Insurance Trustee") to act as insurance trustee hereunder.

     16.5 All sums ("Trust Funds") deposited with the Insurance Trustee (including insurance proceeds) shall be held for the following purposes and the Insurance Trustee shall have the following powers and duties:

     16.5.1 The Trust Funds shall be paid in installments by the Insurance Trustee to the contractor retained by the Tenant as construction progresses, for payment of the cost of Restoration. A 10% retention fund shall be established that will be paid to the contractor on the last to occur of (i) completion of Restoration, (ii) payment of all costs thereof, (iii) receipt of all necessary governmental inspection approvals, (iv) expiration of all applicable lien periods, and (v) proof that the Premises are free of all mechanics' liens and lienable claims.

     16.5.2 Payments shall be made on presentation of certificates or vouchers from the architect, engineer, or other inspection agency retained by the Insurance Trustee or Tenant showing the amount due. If the Insurance Trustee, or Landlord, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved. either shall have the right to appoint an architect, engineer, or inspection agency to supervise construction and to make payments only on certificates or vouchers approved by such person. The expenses and charges of the person retained by Landlord or the Insurance Trustee shall be paid out of the Trust funds.

     16.5.3 If after deposit by the parties of all sums required by this Article 16, the sums held by the Insurance Trustee are not sufficient to pay the actual cost of Restoration., Tenant and/or Landlord (as applicable) shall deposit the amount of the deficiency with the Insurance Trustee within seven (7) days after request by the Insurance Trustee indicating the amount of the deficiency.

     16.5.4 Insurance proceeds not disbursed by the Insurance Trustee after Restoration has been completed and final payment has been made to Tenant's contractor shall be delivered within seven (7) days (after demand made by either party on the Insurance Trustee, with a copy to Landlord's Lender) by the Insurance Trustee to Landlord's Lender and shall be applied by Landlord's Lender to reduce the balance of the loan held by the Lender.

     .     16.5.5  Any  undisbursed  funds  remaining  after compliance with the provisions of this Article 16 shall be delivered to Landlord. All actual costs and charges of the Insurance Trustee shall be paid by Tenant.



     16.5.6 If the Insurance Trustee resigns or for any reason is unwilling to act or continue to act, the parties shall jointly substitute a new trustee meeting the requirements of Section 16.5. above in the place of the designated Insurance Trustee.

     16.6 Landlord shall not be required to provide any funds to cover the cost of restoring the Premises.

     16.7 Promptly following the date that Tenant is obligated to restore the Premises in accordance with this Section 16, Tenant at its cost shall prepare or cause to be prepared by a licensed architect and engineer final plans and specifications and working drawings (collectively "Plans") complying with applicable laws that will be necessary for Restoration of the Premises. The Plans shall be subject to approval by Landlord. Landlord shall have twenty (20) days after receipt of THE PLANS TO EITHER approve or disapprove the Plans and return them to Tenant. If Landlord disapproves the Plans, Landlord shall notify Tenant of its objections, and Tenant shall submit revised Plans responding to Landlord's objections. The process shall continue until Landlord has approved the Plans. Any unresolved controversy arising out of our relating to this
Section 16.8 shall be settled by arbitration in accordance with the then-prevailing rules of the American Arbitration Association, and judgment upon the award may be entered in any Court having jurisdiction thereof. Tenant acknowledges that the Plans shall be subject to approval of the appropriate government bodies and that they will be prepared in such a manner as to obtain that approval.

16.8     The  Restoration  shall  be  accomplished  as  follows:

     16.8.1 Tenant shall complete the Restoration as promptly as possible after final Plans have been approved by Landlord and all appropriate government bodies and all required permits have been obtained (subject to a reasonable extension for delays resulting from causes beyond Tenant's reasonable control).

     16.8.2 Tenant shall retain a licensed general contractor that is bondable. The contractor shall be required to carry public liability and workers' compensation insurance, and such other coverages as may be reasonably required by Landlord or its Lender, during the period of construction. Landlord, Landlord's Lender if required, and Tenant shall be named as additional insureds on the contractor's general liability insurance policy. Such insurance shall contain a waiver of subrogation clause in favor of Landlord, Landlord's Lender if required, and Tenant. The contract for Restoration between Tenant and its contractor shall be approved by Landlord, in advance, which approval shall not be unreasonably withheld. During Restoration, Tenant, at its sole cost and expense, shall take out a course of construction policy that includes Landlord (and Landlord's Lender, if required) as an insured. Such policy shall provide for "special form" peril's coverage, but shall exclude earthquake, in an amount sufficient to protect an estimated amount to complete the Restoration, including transit and installation coverage.






Rent or any other sums required to be paid under this Lease when due no such notice and opportunity to cure shall be provided to Tenant.

     18.1.2 Abandonment, except for emergencies, of the Facility (failure to maintain legally-required staff for the operation of the Facility for eight (8) consecutive hours shall be an abandonment). Vacation of the Facility due TO ACTS OF GOD, NATURAL catastrophes, war, riot or other similar events beyond Tenant's control shall not be deemed an abandonment.

     18.1.3 Tenant fails to pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors.

     18.1.4 Commencement by Tenant of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.

     18.1.5 Tenant taking any corporate action to authorize any of the actions set forth above.

' 18.1.6 Commencement of any case, proceeding or other action against Tenant seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after entry thereof or (ii) remains undismissed for a period of thirty (30) days.

     18.1.7 Notwithstanding any other provisions of this Lease, the failure of Tenant to comply with any of the provisions of the Lease or any other act or omission by Tenant (whether occurring at the Facility or elsewhere) which, in the reasonable and good faith judgment of Landlord, places in imminent jeopardy the continued licensing of the Facility as then currently licensed and if, within twenty-four (24) hours after written notice thereof from Landlord to Tenant, Tenant shall not have either (i) cured such failure; or (ii) obtained an injunction or other order preventing revocation or suspension of licensing of the Facility by virtue of such failure or alleged failure, or (iii) provided Landlord with assurances satisfactory to Landlord that the Facility will not be subject to license suspension or revocation as a result of such failure or alleged failure.

     18.1.8 Notwithstanding any other provisions of this Lease, a release, generation or disposal of Hazardous Substances from the Premises or onto the Premises, except in accordance with law.






     18.1.9 Failure by Tenant to observe or perform any other covenants, conditions, or provisions of this Lease to be observed or performed by Tenant where such failure shall continue for a period of thirty (30) days after written notice (unless a shorter cure period is specifically provided for in this Lease with respect to such covenant, condition or provision) thereof from Landlord to Tenant. If the nature of TENANT'S DEFAULT IS SUCH that more than thirty (30) days are reasonably required for its cure (it being understood and agreed that any default which can be cured with the payment of money can reasonably be cured within thirty (30) days), Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion within the subsequent thirty (30) day period, it being understood and agreed that Tenant shall not have more than sixty (60) days to cure any such default.

     18.2 Landlord shall have the following remedies without further notice to Tenant if Tenant commits a default. These remedies are not exclusive and are in addition to any other remedies provided hereunder or allowed at law or equity:

     18.2.1 Landlord may reenter and resume possession of the Facility, and remove Tenant and Tenant's personal property therefrom, and declare all of the Base Monthly Rent due for the remaining Term of the Lease to be immediately due and payable and at its option either terminate this Lease or, without terminating it, lease the Facility for the account of Tenant for the remainder of the Term, or for such term or terms as Landlord shall see fit and recover from Tenant all damages incurred by reason of such Event of Default, including the cost of repairs and alterations required as a result of Tenant's default, future unmitigated lost rents, the cost of recovering the Premises and Landlord's reasonable attorneys fees. Should default be made by Tenant, as aforesaid, Landlord may, on the other hand, should it so desire, without reentering or resuming possession of the Facility and without terminating this Lease, enforce, by all proper and legal suits and other means, its rights hereunder, including the collection of Rent. Should it be necessary for Landlord to take any legal action hereunder, Tenant shall pay to Landlord all reasonable attorneys' fees and all other costs and expenses incurred by Landlord in connection with such action. Landlord may, in its sole and absolute discretion, elect to have a receiver appointed to effect any of the remedies set forth in this Section 18.2. If a receiver is appointed, Tenant shall pay, without limitation, all the associated direct and indirect costs of such appointment and such receiver

     18.2.2 If Landlord elects to relet the Facility as provided in this Section 18.2, Rent that Landlord receives from reletting shall be applied to the payment of: First, any indebtedness from Tenant to Landlord other than Rent due from Tenant; second, all costs, including for maintenance, incurred by Landlord in reletting; and third, Rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any suns remaining from the Rent
Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord.











     16.8.3 Tenant shall notify Landlord of the scheduled date of commencement of the Restoration at least ten (10) days before commencement of the Restoration. The contractor retained by Tenant shall not commence construction until a performance bond and a labor and material payment bond in the full amount of the cost of Restoration have been delivered to Landlord and Landlord's Lender, if required, to insure completion of the construction.

     16.8:4 Tenant shall accomplish the Restoration in a manner that will cause the least inconvenience, annoyance, and disruption to the Premises.

     16.8.5 Prior to commencement of construction of the Restoration and upon completion of the Restoration, Tenant shall immediately furnish Landlord evidence satisfactory to Landlord that the Restoration complies with all applicable statutes, ordinances, codes and law and that all necessary and applicable permits and approvals have been obtained for the Restoration.

     16.8.6 The Restoration shall not be commenced until sums sufficient to cover the cost of Restoration are placed with the Insurance Trustee.

     16.9 In case of damage or destruction to the Premises or any part thereof, there shall be no abatement or reduction of Rent.
     16.10 The provisions of this Article 16 assume that the insurance proceeds, in the event of an insurable loss, are made available to the parties for the purpose of Restoration of the Premises. In the event that Landlord's Lender(s) refuse(s) to make the proceeds available for such purpose, having the right to do so, and/or as a condition of malting the proceeds available alter(s) the terms of any obligations secured by encumbrance(s) affecting the Premises so as to materially change the cost of or the manner in which such obligation(s ) is/are to be paid or discharged, Landlord shall have the right to terminate this Lease by giving notice to Tenant not later than thirty (30) days after determination of such condition(s).

     16.11 Notwithstanding anything to the contrary set forth in this Article 16, in the event of any damage to or destruction of the Premises, Landlord shall have the right, on written notice to Tenant, to elect to terminate this Lease and relieve Tenant from its obligation to repair or restore the Premises as well as any and all other obligations imposed on Tenant hereunder, other than those obligations which specifically survive. termination of the Lease. In the event Landlord exercises its rights under this Section i6.1?. all o_ the insurance proceeds payable as a result of such damage and destruction said be paid by Tenant to Landlord concurrently with, or as a condition to, the termination of this Lease, it being understood and agreed that the Lease shall not terminate unless and until such proceeds have been paid to Landlord by Tenant.














SUCH PERSON, (II) ALL OF THE TERMS AND CONDITIONS OF SUCH OFFER, AND (III) THE ADEQUATE ASSURANCE TO BE PROVIDED LANDLORD TO ASSURE SUCH PERSON'S FURTHER PERFORMANCE UNDER THE LEASE, INCLUDING, WITHOUT LIMITATION, THE ASSURANCE REFERRED TO IN SECTION 365(F)(3)(B) OF THE BANKRUPTCY CODE, SHALL BE GIVEN TO
LANDLORD BY TENANT NO LATER THAN TWENTY (20) DAYS AFTER RECEIPT BY TENANT, BUT IN ANY EVENT NO LATER THAN TEN (10) DAYS PRIOR TO THE DATE THAT TENANT SHALL MAKE APPLICATION TO A COURT OF COMPETENT JURISDICTION FOR AUTHORITY AND APPROVAL TO ENTER INTO SUCH ASSIGNMENT AND ASSUMPTION, AND LANDLORD SHALL THEREUPON HAVE THE PRIOR RIGHT AND OPTION, TO BE EXERCISED BY NOTICE TO TENANT GIVEN AT ANY TIME PRIOR TO THE LEASE TERMINATION DATE OF SUCH PROPOSED ASSIGNMENT, TO ACCEPT AN ASSIGNMENT OF THIS LEASE UPON THE SAME TERMS AND CONDITIONS AND FOR THE SAME CONSIDERATION, IF ANY, AS THE BONA FIDE OFFER MADE BY SUCH PERSON, LESS ANY BROKERAGE COMMISSIONS WHICH MAY BE PAYABLE OUT OF THE CONSIDERATION TO BE PAID BY SUCH PERSON FOR THE ASSIGNMENT OF THIS LEASE.

     17.10.3 ANY PERSON OR ENTITY TO WHICH THIS LEASE IS ASSIGNED PURSUANT TO THE PROVISIONS OF THE BANKRUPTCY CODE SHALL BE DEEMED WITHOUT FURTHER ACT OR DEED TO HAVE ASSUMED ALL OF THE OBLIGATIONS ARISING UNDER THIS LEASE ON AND AFTER THE DATE OF SUCH ASSIGNMENT. ANY SUCH ASSIGNEE SHALL UPON DEMAND EXECUTE AND DELIVER TO LANDLORD AN INSTRUMENT CONFIRMING SUCH ASSUMPTION.

     17.11 TENANT IMMEDIATELY AND IRREVOCABLY ASSIGNS TO LANDLORD, AS SECURITY FOR TENANT'S OBLIGATIONS UNDER THIS LEASE, ALL PAYMENTS OF RENT FROM ANY SUBLETTING OF ALL OR PART OF THE PREMISES AS PERMITTED BY THIS LEASE. LANDLORD, AS SUCCESSOR AND AS ATTORNEY-IN-FACT FOR TENANT, OR A RECEIVER FOR TENANT APPOINTED ON LANDLORD'S APPLICATION, MAY COLLECT SUCH RENT AND APPLY IT TOWARD TENANT'S OBLIGATIONS UNDER THIS LEASE. HOWEVER, UNTIL THE OCCURRENCE OF AN ACT OF DEFAULT OF TENANT, TENANT SHALL HAVE THE RIGHT TO COLLECT SUCH RENT. NOTHING HEREIN IS INTENDED TO ABROGATE OR AFFECT THE PROVISIONS OF SECTION 17.8.

     17.12 FOLLOWING THE CONSENT TO AN ASSIGNMENT, ENCUMBRANCE, TRANSFER OR SUBLEASE, LANDLORD MAY, BUT SHALL NOT BE OBLIGATED TO, CONSENT TO SUBSEQUENT ASSIGNMENTS, ENCUMBRANCES, TRANSFERS OR SUBLEASES OF THE SUBLEASE OR ANY AMENDMENTS OR MODIFICATIONS THERETO WITHOUT NOTIFYING TENANT, OR ANY OTHER PERSONS LIABLE ON THE LEASE OR ANY SUBLEASE AND WITHOUT OBTAINING THEIR CONSENT, AND SUCH ACTION SHALL NOT RELIEVE SUCH PERSONS FROM LIABILITY UNDER THIS LEASE OR ANY SUBLEASE.

                                   ARTICLE 18
                               DEFAULTS; REMEDIES

     18.1 The OCCURRENCE OF ANY ONE or more of the FOLLOWING EVENTS SHALL CONSTITUTE A DEFAULT AND BREACH OF THIS LEASE BY TENANT:

     18.1.1 FAILURE TO PAY RENT or any other sums required to be paid under this Lease when any such failure continues for more than seven (7) DAYS AFTER WRITTEN NOTICE of such failure is delivered by Landlord to Tenant; provided, however, that from and after the failure of Tenant on more than two occasions in any one Lease Year to pay
17.5     [intentionally  left  blank]

     17.6 The consent by Landlord to any assignment or sublease shall not release Tenant from its and their obligations under this Lease or ALTER THE PRIMARY LIABILITY OF Tenant to pay the Rent and perform and comply with all of the obligations of Tenant to be performed under this Lease.

     17.7 If Tenant requests Landlord to consent to a proposed assignment or sublease, Tenant shall pay to Landlord (whether or not consent is ultimately given) a reasonable sum not exceeding one-half of one month's then-current Base Monthly Rent on account of Landlord's costs, expenses and attorneys' fees in connection with such request.

     17.8 No interest of Tenant in this Lease shall be assignable by involuntarily or by operation of law. Each of the following acts shall be considered an involuntary assignment:

     17.8.1 If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Code in which Tenant is the debtor:

s
     17.8.2  If  a  writ  of  attachment  or  execution is levied on this Lease;

     17.8.3 If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

     17.9 An involuntary assignment shall constitute a default by Tenant under this Lease and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, Tenant shall have thirty (30) days in which to cause the attachment or execution to be removed.

17.10     Bankruptcy:

     17.10.1 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, I1 U.S.C. Section 101 et seq. (the
"Bankruptcy Code"); any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment snail be paid or d-livered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code.

     17.10.2 If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment setting forth (i) the name and address of







     ARTICLE  17
ASSIGNMENT  AND  SUBLETTING

     17.1 Tenant shall not voluntarily assign or otherwise transfer or encumber its interest in this Lease or in the Premises, including but not limited to, ENTERING INTO A management agreement or contract with anyone to operate the Facility (collectively an "assignment"), or sublease all or any part of the Premises or allow any other person or entity (except Tenant's agents, invitees and patients) to occupy or use all of any part of the Premises (collectively a "sublease")Any such assignment, encumbrance, transfer or sublease without Landlord's written consent shall be voidable and, at Landlord's election, shall constitute a default under this Lease. No consent to any such assignment, encumbrance transfer or sublease shall constitute consent to any future assignment, encumbrance, transfer or sublease or a further waiver of the PROVISIONS OF THIS ARTICLE 17. If Tenant is a partnership or limited liability company, a withdrawal or change, voluntary, involuntary, or by operation of law, of a partner or partners or member or members owning 50% or more of the partnership or limited liability company, or the dissolution of the partnership or limited liability company, shall be deemed a voluntary assignment or transfer. If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from a majority of such persons to the others shall be deemed a voluntary assignment or transfer. If Tenant is a corporation or limited liability company. any dissolution, merger, consolidation, or other reorganization of Tenant, as applicable, or the sale or other transfer of a controlling percentage of the capital stock or other equity interests of Tenant, or the sale of 50 io of the value of the assets of Tenant, shall be deemed a voluntary assignment or transfer. The phrase "controlling percentage" means the ownership of; and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of Tenant's capital stock or other equity interests issued; outstanding, and entitled to vote for the election of directors or managing members.

17.2 Notwithstanding anything to the contrary contained herein, Landlord's acceptance of rent from any person or entity other than Tenant shall not be deemed, in and of itself, to be a waiver of any of the provisions of this Lease or a consent to an assignment or subletting.
     17.3 No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent.

     17.4 Any assignee or sublessee shall, by reason of entering into an assignment or sublease under this Lease shall be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation under tills Lease to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in an assignment or sublease to which Landlord has expressly consented in writing.








     18.2.3 In the event of a default under Section 18.1.8 above, Landlord may, in addition to all other remedies which it may pursue, elect to shut down Tenant's operations and require cleanup of the contamination at Tenant's expense while still enforcing the remaining terms of this Lease. In such event, Landlord shall have no liability to Tenant for any damages arising out of the shutdown of operation. If Landlord elects to terminate the Lease on account of such default, Landlord shall be entitled to collect as an item of its damages the cost of the cleanup of the contamination.

     18.2.4 Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if repaid at a later date, shall bear interest at the maximum rate permitted by law, or if no maximum rate applies, then 18% per annum, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

     18.2.5 Should Landlord require Tenant to deliver possession of the Facility to Landlord or to another assisted living facility operator following a breach of the Lease by Tenant, Tenant agrees to fully cooperate with Landlord and/or such Landlord in effecting a transition in the operation of the Facility that will least disrupt the continuing operation and the comfort and welfare of the patients. Such cooperation shall include, to the extent deemed necessary by Landlord and permitted under applicable law, permission by Tenant for such Landlord (i) to operate for its own account under Tenant's license pursuant to a management agreement until a new license is obtained.

     18.3 If Landlord is in default of this Lease, and as a consequence Tenant, recovers a money judgment against Landlord, the judgment shall be satisfied only out of (i) the proceeds of sale received by voluntary sale of, or on execution of the judgment against, the right, title and interest of Landlord in the Facility or (ii) Rent or other income from the Facility receivable by Landlord. Neither Landlord nor any of the partners or members comprising any partnership designated as Landlord nor any of the members of any limited liability company designated as Landlord (including, in the case of a corporate partner or member, the shareholders, directors and officers thereof) shall be personally liable for any deficiency.


















                                   ARTICLE 19
                                      SIGNS

     Subject to Landlord's prior written approval, Tenant at its cost shall have the right to place, construct, and maintain on the Premises one or more signs advertising its business at the Premises. Any sign that Tenant has the right to place, construct, and maintain shall comply with all laws, ordinances, regulations and covenants, conditions and restrictions affecting the Premises, and Tenant shall obtain any approval required thereby. Landlord makes no representation with respect to Tenant's ability to obtain such approval. Upon the expiration or sooner termination of this Lease, Tenant shall; at the option of Landlord, either remove any signs erected by Tenant and repair the Premises to the same condition it was in prior to the installation or construction of the sign(s), or leave such signs in place for Landlord's benefit. Upon expiration or termination of this Lease, Tenant hereby consents to the use by Landlord, at Landlord's election, of the name of the Facility and Tenant hereby presently assigns to Landlord the right, title and interest of Tenant in the name of the Facility; provided that as long as Tenant is not in default hereunder and/or until the expiration or termination of this Lease, Landlord consents to Tenant's use of said name and signs for the benefit of the Facility. Said name shall not be changed without Landlord's prior written consent.

ARTICLE  20
     RIGHT  OF  ENTRY  R

     20.1 Landlord and its authorized representatives shall have the right to enter the Premises at any time in order to:

     20.1.1 Determine whether the Facility is in good condition and whether Tenant is complying with its obligations under this Lease;

     20.1.2 Do any necessary maintenance and to make any Restoration to the Premises that Landlord has the right or may have the obligation to perform; provided, that nothing herein contained shall constitute an obligation on the part of Landlord or its designated representative to maintain or restore the Premises or any part thereof;

     20.1.3 Serve, post, or keep posted any notices required or allowed under the provisions of this Lease or applicable law;

     20.1.4 Post "for rent" or "for lease" signs during the last six (6) months of the Term, or during any period while Tenant is in default; and

     20.1.5 Show the Premises to prospective brokers, agents, buyers, tenants, lender, or persons interested in an exchange, at any time during the Term.
     20.2 Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of
Landlord's  entry

on the Premises as provided in this Article 20, except damage resulting from the gross negligence or intentional acts or omissions of Landlord or its authorized representatives.

     20.3 Tenant shall not be entitled to an abatement or reduction of Rent or any part thereof if Landlord exercises any rights reserved in this Article
20.  Landlord  shall  conduct  its activities on the Premises as allowed in this
Article 20 in a manner that will cause as little inconvenience, annoyance, or disturbance to Tenant as reasonably practicable.

                                   ARTICLE 21
                  SUBORDINATION; COMPLIANCE WITH ENCUMBRANCES;
                             ESTOPPEL; CERTIFICATION

     21.1 This Lease is and shall be subordinate to any Encumbrance now or hereafter recorded affecting all or any part of the Premises including all advances made or to be made thereunder, and all renewals, replacements, consolidations and extensions thereof. Such subordination is effective without any further act of Tenant. Tenant shall from time to time, on request of Landlord, execute and deliver any documents or instruments that may be required by a Lender to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

     21.2 Notwithstanding the above, if a Lender requires that Tenant execute an agreement confirming that this Lease is subordinate to any such Encumbrance, Tenant shall execute the same on the condition that Landlord obtains from the Lender a written agreement providing, substantially, that as long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the Encumbrance shall affect Tenant's rights under this Lease. Landlord shall further use its best efforts to secure the consent of such Lender to include in such agreement language to the effect that the provisions of this Lease concerning disposition of insurance proceeds on damage or destruction of Premises, and disposition of condemnation awards, shall prevail over any conflicting provisions in the Encumbrance.

     21.3 Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute upon demand any and all documents required by Lender(s) to accomplish the purpose of this Article 21.

     21.4 Tenant, within ten (10) days after notice from Landlord, shall execute and deliver to Landlord a certificate in recordable form stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of Base Monthly Rent then applicable, the dates to which the Base Monthly Rent has been paid in advance, and the amount of any security deposit or prepaid Rent and whether or not there is then outstanding any default or Events of Default hereunder and, if so, specifying the nature thereof. The failure of Tenant to deliver the certificate within the ten (10) day period provided for herein shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified, that no Base Monthly Rent other than for the current month has been paid in advance, that the security deposit is in the amount set forth in the Lease and that there is not other prepaid Rent, all except as may be represented otherwise by Landlord in the certificate. If Tenant fails to deliver the certificate within the ten (10) day period provided for herein, Tenant irrevocably constitutes and appoints Landlord as its special attorney-in-fact to execute and deliver the certificate to any third party.

1.5 Notwithstanding any other provisions of this Lease contained to the contrary; with respect to any Encumbrance secured by the Premises and the obligations of Landlord thereunder and provided Landlord has notified Tenant in writing with respect to the existence and substance thereof. Tenant shall at all times and in all respects fully, timely and faithfully comply with and observe each and all of the conditions, covenants and provisions required on the part of the LANDLORD AND OF WHICH TENANT HAS received notice under any such Encumbrance (including any renewals, modifications, extensions, replacements and/or consolidations thereof of which Tenant has received notice) to which this Lease is subordinate or to which it later may become subordinate, including without limitation, such conditions, covenants and provisions thereof as relate to the care, maintenance, repair, insurance, restoration, preservation and condemnation of the Premises. In addition, Tenant agrees that Tenant shall not do or permit to be done. , anything which would constitute a breach or a default under any obligation of Landlord under any such Encumbrance, it being the intention hereof that Tenant shall so comply with and observe each and all of such covenants, conditions and provisions of any such Encumbrance so that it will at all times be in good standing and there will not be any, default on the part of the Landlord thereunder. However, nothing contained in this - section shall be construed to require Tenant to pay any part of the principal or interest due under any such Encumbrance or to change the use of the Facility from that described in Article 8 hereof.
     ARTICLE  22
          WAR
          22.1 No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver.
          22.2 The receipt and acceptance by Landlord of delinquent Rent or any other amounts due hereunder shall not constitute a waiver of such default or any other default or a waiver to demand timely performance in the future.
          22.3 No act or conduct of Landlord including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

      22.4 Either party's consent to or approval of any act by the other requiring such party's consent or approval shall not be deemed to waive or render unnecessary such party's consent to or approval of any subsequent act by the other.
     22.5 Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

     22.6 In the event Tenant defaults under any provisions of this Lease and Landlord elects to reenter and resume possession of the Premises and remove Tenant therefrom, Tenant hereby waives the notice to vacate prior to filing an eviction suit.

                                   ARTICLE 23
                          SALE OR TRANSFER OF PREMISES

     If Landlord sells or transfers the Facility or any interests therein, at the option of Landlord to be exercised in its sole and absolute discretion, this Lease shall terminate and whether or not this Lease terminates, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease.


                                   ARTICLE 24
                 FINANCIAL STATEMENTS AND OPERATING INFORMATION

     23.1 During the Term of this Lease, Tenant shall provide Landlord, or cause to be provided to Landlord, a copy of Tenant's true and complete income statement prepared in accordance with generally accepted accounting principles and certified as true and correct by Tenant, reflecting operations at the Premises for each month falling within the Term of this Lease and on a year to date basis and a balance sheet as of the end of each month prepared in like manner for the Premises, which statements shall be delivered to Landlord within thirty (20) days following the expiration of each month. With each of the foregoing income statements and balance sheets furnished, statements of cash flow and occupancy reports for the same periods shall also be provided to Landlord.

     23.2 During the Term of this Lease, Tenant shall furnish to Landlord, or cause to-be furnished to Landlord, promptly upon receipt by Tenant, copies of all licenses, surveys and inspection reports relating to the Facility, together with copies of all correspondence received by Tenant from any and all regulatory authorities having cognizance or authority over operations at the Facility, including but not limited to the Department of Social Services. Tenant shall also furnish to Landlord, or cause to be furnished to Landlord, copies of all plans of correction to be submitted to any such agency prior to such submission. Tenant shall insure that Landlord is immediately notified each time a survey or inspection of the Facility is commenced by any regulatory body or authority and in the event, as a result of any such survey or inspection, Tenant is advised that the applicable regulatory body or authority intends to take any action to revoke, rescind or not renew the Facility's license.



ARTICLE  25  LICENSING

25.1 Tenant shall maintain at all time during the term hereof and any extensions or holdover period all governmental licenses, permits and authorizations necessary for the establishment and operation of the Licensed Facility in the city, county and state in which the Facility is located, and shall qualify and comply with all applicable laws as they may from lime to time exist. Tenant shall not, without the prior written consent of Landlord (which it agrees not to unreasonably withhold), effect any change in the license category or status of the Facility or any part thereof or reduce the licensed capacity of the Facility whether temporarily or permanently.

     25.2 Nothing in this Lease shall be construed as granting Tenant any right, title or interest in or to the beds/units which are located at the Facility or granting Tenant any right to move the beds/units to another facility owned or operated by Tenant, it being understood and agreed that Tenant's only right hereunder is to operate the Facility during the Term hereof as the Licensed operator in accordance with the terms hereof.

     25.3 Landlord will not do anything so as to cause the licenses and permits for the Facility to be invalidated. Tenant shall cause any special staffing requirements imposed as a condition to maintaining any licenses or other permits to be met.

ARTICLE  26
SURRENDER  F  PREMISES;  HOLDING  OVER

     26.1 On the earlier to occur of the expiration of the Term hereof or ten (10) days after sooner termination of the Term, Tenant shall surrender to Landlord the Facility, including, without limitation, any and all patients, patient records, and any and all documents of every kind whatsoever necessary to enable Landlord to continue operation and including at least a fifteen (15) day supply of necessary inventory and operational items, in good condition and repair (except for ordinary wear and tear and insured casualty), and fit for use by Landlord as the Licensed Facility and Tenant shall thereafter comply with the operations transfer provision set forth in Exhibit C hereto.

     26.2     If  Tenant  fails  to  surrender the Facility as required by- this
Article 26, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Facility, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Facility.

     26.3     If  Tenant  fails  to  surrender  the Facility as required by this
Article 26, Tenant shall be deemed to be a tenant at sufferance on a month to month basis and the Base Monthly Rent for such month-to-month tenancy shall be One Hundred Thousand and no/100 Dollars (S100,000) plus an amount equal to any damages suffered by Landlord as a result of Tenant's wrongful failure to surrender the Facility it being understood and agreed that nothing in this
Article 26 shall be construed as giving Tenant any right to hold over after the expiration or earlier termination of the Lease.
     26.4 Tenant shall fully cooperate with Landlord in turning the Facility over to Landlord so as to assure to Landlord and patients uninterrupted patient care.

                                   ARTICLE. 27
                         PRESERVATION OF PATIENT RECORDS

     Tenant shall preserve all patient charts and records as required by applicable law and deliver them to Landlord on expiration or sooner termination of this Lease.

ARTICLE  28
PATIENT  CARE;  CENSUS

     28.1 Tenant shall take all steps appropriate to maintain a high level of quality patient care, and to promote and maintain a high patient census at the Facility consistent with law and ethical standards governing the operation of assisted living facilities. Except as otherwise permitted by law-, Tenant shall not transfer patients from the Facility except for non payment of stay, reasons of health, family request and/or convenience or request of the patient, and shall not transfer patients to another facility or facilities owned or operated directly or indirectly by Tenant, or in which Tenant has any interest, except in cases where. an alternative facility is not available, or pursuant to a request by the patient or family.

                                   ARTICLE 29
                                  MISCELLANEOUS

29.1     Time  is  of  the  essence  of  each  provision  of  this  Lease.

     29.2 Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any misrepresentations hereunder.

     29.3 All exhibits referred to are attached to this Lease and incorporated by reference.

     29.4 All provisions, whether covenants or conditions on the part of Tenant, shall be deemed to be both covenants and conditions.

29.  5     This Lease contains all the agreements of the parties with respect to the subject matter hereof and cannot be amended or modified except by a written agreement signed by Landlord and Tenant.










     29.6 Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by registered or certified United States mail, or by overnight courier or by facsimile transmission. Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address appearing on the signature page of this Lease. Either party may change its address by notifying the other party of the change of address. Notice shall be deemed communicated within three (3) business days from the time of deposit in the United States mail if mailed as provided in this section, or upon delivery or refusal of delivery if delivered personally or by overnight courier or by facsimile.

     29.7 In the event of default hereunder by either party, and the other party engages an attorney to prepare a notice or notices and/or to otherwise communicate with the defaulting party, the defaulting party shall be liable to the other party for its reasonable attorneys' fees incurred by it for such services.

     29.8 If any party brings an action or proceeding to enforce or interpret the terms hereof or declare rights hereunder, the prevailing party (as hereinafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "prevailing party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default or resulting breach. If either party or its authorized representatives ("Passive Party") becomes a party to any litigation concerning the Lease or the Facility, by reason of any act or omission of the other party or its authorized representatives ("Active Party") and not by any act or omission of the Passive Party or any act or omission of its authorized representatives, the Active Party shall be liable to the Passive Party for reasonable attorneys' fees and court costs incurred by the Passive Party in that litigation.

     29.9 This document shall, in all respects, be governed by the laws of the state in which the Facility is located applicable to agreements executed and to be wholly performed within such state. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Lease which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law without invalidating or affecting the remaining provisions of this Lease.

     29.10 Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

     29.11 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

     29.12 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their permitted successors and assigns.

     29.13 This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall together constitute and be one and the same instrument.

     29.14 The. captions appearing at the commencement of the articles hereof are descriptive only and for convenience in reference. Should there be any conflict between any such caption and the article, the article and not such caption shall control and govern in the construction of this document.

          29.1 5 As long as Tenant is not in default of any of the terms, covenants and conditions of this Lease, Landlord covenants that Tenant, during-the Term hereof; shall have the quiet use and enjoyment of the Facility.
          29.16 The persons executing this Lease on behalf of Tenant represent and warrant to Landlord that such persons are executing this Lease pursuant to a resolution of Tenant's board of directors. Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord a certified copy of a board of directors' resolution confirming the foregoing authority.
          29.17 Whenever under any provision of this Lease or any exhibit thereto, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein provided, Landlord shall be entitled but shall not be obligated to make such payment or expenditure, or do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant, together with interest at the maximum rate of interest permitted by law, or if no maximum rate then applies, at the rate of 18% per annum.

          29.18  This  Lease  is  subject  to  the  terms of the Working Capital
Agreement  between  Landlord  and  Tenant  attached  hereto  as  Exhibit  D.







WILLOW  CREEK  ASSISTED  LIVING
SIGNATURE  PAGE  FOR  LEASE  OF  Folsom,  CA  DATED
February 21, 2002 between Sacramento County Assigned, LLC (Landlord) and the RAL, Inc.(TENANT).

Landlord:



Landlord  Address:
Sacramento  County
Assisted  LLC
2025  First  Ave.,  #890
Seattle,  WA  98121

With  a  copy  to:
Duane  Morris  LLP
One  Liberty  Place
Philadelphia,  PA  19103-7376
Attn:  David  I.  Haas

Tenant:     RAL,  Inc.
     dba  RAL-Operations,  Inc.
     By:          _
Tenant's  Address:     Name:     Steven  L.1GXsh          )
121  SW  Morrison,  #1000  Title:     Treasurer
--
--
Portland,  OR  97204
With  a  copy  to:     David  P.  Miller,  Esq.
     Stoel  Rives  LLP
     900  SW  Fifth  Avenue,  Suite  2600
     Portland,  OR  97204






SIGNATURE  PAGE  FOR  LEASE  OF     DATED
     BETWEEN,ar,~h  .  t.~  ('f~  `(LANDLORD)  AND  THE
(TENANT).s  ,-~p  ~~

Landlord:


Landlord  Address:


With  a  copy  to:





Tenant:



Tenant's  Address:


With  a  copy  to:






EXHIBIT  INDEX:
Exhibit  A  -  Description  of  Folsom,  California  Real  Property
Exhibit  B  -  Description  of  Personal  Property
Exhibit  C  -  Transfer  of  Operations  Provisions
Exhibit  D  -  WorkingCapital  Agreement
               -------




                                    EXHIBIT A
                 DESCRIPTION OF FOLSOM, CALIFORNIA REAL PROPERTY

See  Attached














CITY  OF  FOLSOM

PARCELS B AND C AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN THE OFFICE OF THE COUNTY RECORDER OF SACRAMENTO COUNTY, CALIFORNIA ON MAY 26, 1992 IN BOOK 130 OF PARCEL MAPS AT PAGE 21.

SAID PARCELS WERE MERGED INTO ONE PARCEL BY A CERTIFICATE OF COMPLIANCE RECORDED FEBRUARY 18, 1997 IN DOCUMENT N0. 970218-1285, OFFICIAL RECORDS

ASSESSOR'S  PARCEL  NUMBER:     071-1160-010-0000
                                    EXHIBIT B
                        DESCRIPTION OF PERSONAL PROPERTY

COLUMBIA  PACIFIC  MANAGEMENT
FOLSOM  &  SCOTTSDALE
PERSONAL  PROPERTY  LIST
WILLOW  CREEK  FOLSOM
     Acquisition
          Date     Description     Cost

FURNITURE  & EQUIPMENT
------- ----
     8/29/97     1  Host  Carpet  Dry  Clean  Machine          1,334.19
     8/29/97     Aquacat  10  SCE  Extractor          2,151.13
     8/29/97     Rm  Marshal  Recept  Bge  (6)               655.04
     8/29/97     Sanitare  7  Amp  Vacuum          1,060.70
     8/29/97     Sanitare  Wide  Track  16  (2)               565.68
     10/28/97     2  JVC  27"  TVs               879.94
     10128/97     2  VCRs  &  1  Telecorder               639.96
     10/28/97     Stereo          1.239.76
     11/1/97     Popcorn  Machine  &  Cart          1,314.64
     1/1/98     Paging  System          8.446.01
    4/1/98     1  Uninsulated  Holding  Cabinet          1,235.46
     4/15/99     Floor  and  Carpet  scrubber          1,128.43
     10/1  /99     Coutnertop  Fryer               581.20
     8/1/00     Wander  Guard     20,953.96
     9/13/00     Wander  Guard          896.40
     11/1/00     Bench  &  Wall  Hangings     2,415.94
     11/1/00     Framed  Artwork     4,954.95
     11/1/00     Wander  Guard     1,095.57
     1/10/01     Wander  Guard     1,106.50
     5/2/01     Wandergard  Wrist  straps          725.48
     7/27/01     Beauty  Shop  Chair  &  Dryer          734.21
     10/31/97  1     Acrylic  Table  top               61.75
     10131/97  1     Furniture  Installation     3,606.00
     10/31/97  1     Fabrics  for  Chairs          127.38
     10/31/97  1     Lane  Marbella  Chair          882.00
     10/31/97  1     Folsom  Historical  Photos          529.89
     10/31/97  1     Frame  &  Mat  Photos     1,270.10
     10/31/97  1     Install  Artwork/Mirrors     1,223.04
     10/31/97  1     Accessories     1,825.04
     10/31/97  1     Jackson  Dining  Table          200.50
     10/31/97  8     Windsor  5  Ft  Bench     2,414.72
     10/31/97  8     Windsor  Shorea  Armchair     1,545.60
     10/31/97  4     Windsor  24x24  Planters          893.76
     10/31/97  4     Windsor  19x19  Planters          624.96
     10/31/97  4     Chelsea  21"  End  Table          739.20
     10/31/97  4     42"  Round  table  w/  umbrella          874.00
     10/31/97  16     Huntington  Contract  Dining  Chair     2,096.00
     10/31/97  4     Siena  Octagon  Market  Umbrella     1,226.36
10/31/97  2          Huntington  Double  Glider                    719.30
10/31/97  4          Round  Steel  Umbrella  Base                    360.88
10/31/97  1          Furniture  Installation          11,984.00
10/31/97  1          Security  Mount  Brackets               276.00
10/31/97  1          Accessories          1,277.36
10/31/97  1          Fine  Art  Bowl  w/metal  stand               162.40
10/31/97  1          Vignale  Furniture  Fabric                    98.00
10/31/97  1          Vanguard  Framed  Prints          9,391.98
10/31/97  1          Silk  Peddler  Trees  and  Plants     10,659.05
10/31/97  1          Wurlitzer  Baby  Grand  Piano          6,540.80
10,`31/97  1          Twin  Mattress  sets,  Bedding  Etc.               341.87
10/31/97  1          Furniture  Installation          1,  740.74
10/31/97  1          FlexsteelOttoman               161.78
10/31/97  2          Isabella  Lamp               378.56
10/31/97  2          Albany  Soft  Side  Shade  Lamp               311.36
10/31/97  1          Chickabee  Table  Lamp               133.28
10/31/97  45          Shower  Chairs          2,475.00
10/31/97  2     Winston  Oval  End  Table               508.48
10/31/97  1     Winston  Writing  Table               224.00
10/31/97  4     Winston  Chippendale  Desk  Chair               609.28
10/31/97  1     Luna  Del  Mar  Lamp               211.68
10/31/97  2     Winston  Pedestal  Activity  Table               161.28
10/31/97  2     Winston  Twin  Size  Headboard               302.40
10/31/97  2     Winston  Nightstand               439.04
10/31/97  1     Winston  Chest               369.60
10/31/97  2     Carolina  Mirror  21  x  35               161.28
10/31/97  2     Winston  TV  Armoire     1,182.72
10/31  /97  2     Kaemark  Kwikset  Dryer  w/  Hood          423.26
10/31/97  1     Kaemark  Nail  Station          550.23
10/31/97  1     Kaemark  Magnifier  Lamp               95.76
10/31/97  2     Queen  Anne  Bench          303.00
10/31/97  1     Furniture  Fabric          167.70
10/31/97  1     American  Revival  Home  Electronics  C     1,363.04
10/31/97  1     Cannister  Table  Lamp          218.40
10/31/97  2     Remington  Jar  table  Lamp          257.60
10/31/97  7     Institutional  Stacker  Chairs  w/  arms          597.10
10/31/97  1     Hydraulic  Styling  Chair          530.88
10/31/97  1     Martha  Washington  Chair          222.26
10/31/97  1     Furniture  Fabric               45.68
10/31/97  8     Jackson  Activity  Chair     1,513.28
10/31/97  1     Furniture  Fabric          302.40
10/31/97  2     Farmcraft  Wood  Top  Table     1,422.40
10/31/97  i     Furniture  Fabric          433.23
10/31/97  1     Jackson  Lounge  Chair          301.19
10/31/97  1     Furniture  Fabric          307.45
10/31/97  2     Jackson  Lounge  Chair          548.40
10/31/97  1     Furniture  Fabric          169.65
10/31/97  1     Quoizel  Table  Lamp          182_.00
10/31/97  1     Minoff  Floor  Lamp          361.20
10/31/97  1     Jackson  Sofa  w/  reversible  cushions          526,84
10/31/97  '1     Furniture  Fabric          475.15
10/31/97  1     Jackson  Loveseat  w/  reversible  cushi               434.52
10/31/97  1     Furniture  Fabric               322.56
10/31/97  1     Compatible  Suranac  End  Table               486.08
10/31/97  1     Falcon  Wood  Arm  Chair-upholstered               143.64
10/31/97  1     Furniture  Fabric                    40.32
10/31/97  1     Minoff  Table  Lamp               226.80
10/31/97  1     Furniture  Fabric               726.70
10/31/97  2     Flexsteel  Lounge  Chair               648.14
10/31/97  1     Furniture  Fabric          1,383.20
10/31/97  1     Fabric  Repellent                    72.39
10;31/97  1     Skirted  Straightback  Loveseat               315.71
10/31/97  30  Institutional  Stacker  Chairs  w/  arms          2,419.20
10/31/97  5     Fold-a-top  Table          1,424.65
10/31/97  5     Falcon  Table  Base               775.60
10/31/97  2     Rectangular  Folding  Banquet  Table               333.76
10/31/97  4     Jackson  Wing  Chair  w/  reversible  cu          1,289.12
10/31/97  2     Camden  Cove  Activity/Arm  Chair               463.68
10/31/97  1     Furniture  Fabric               151.20
10/31/97  1     Falcon  Table  Base               122.72
10/31/97  1     Falcon  Table  Top               349.94
10/31/97  4     Symmetry  Arm  Stack  Chair     1,048.32
10/31/97  4     Henry  Ceramic  Table  Lamp          667.52
10/31/97  2     Camden  Cove  Activity  Table               380.80
10/31/97  2     Camden  Cove  Activity/Arm  Chair          463.68
10/31/97  2     Home  Run  open  Bookcase          492.80
10/31/97  2     Thomasville  Recliner          564.48
10/31/97  2     Motmot  Wicker  Table  Lamp          322.56
10/31/97  1     Southland  Entertainment  Center          730.24
10/31/97  1     Furniture  Fabric          151.20
10/31/97  2     Thomasville  Recliner          564.48
10/31  /97  2     Camden  Cove  End  Table          331.52
10/31/97  4     Eclipse  Club  Chair     1,814.40
10/31  /97  2     Marbella  Chair          882.00
10/31/97  1     Furniture  Fabric          127.38
10/31/97  2     Chippendale  End  Table          291.20
10/31/97  1     Furniture  Fabric          224.96
10/31/97  1     Olympia  Wicker  Table  Lamp          144.48
10/31/97  1     Jackson  Oval  End  Table          189.19
10/31/97  1     Fold-a-top  Table          309.57
10/31  /97  1     Eclipse  Settee          574.56
10,131/97  2     Marbella  Round  End  Table          399.84
10/31/97  2     Acrylic  Table  Top               56.00
10/31/97  2     Melon  Ceramic  Table  Lamp          132.16
10/31/97  1     Single  TVNCR  Center          412.16
10/31/97  2     Large  Gooseneck  Chair          557.94
10/31/97  7     42  x  42  Table  Top          861.84
10/31/97  33     Ladder  Back  Arm  Chair     5,673.36
10/31/97  1     Marbella  Settee          746.76
10/31/97  1     Furniture  Fabric          234_70
10/31/97  2     Marbella  Chair          882.00
10/31/97  2     Queen  Anne  Bench          321.16
               10/31/97  1     Furniture  Fabric               241.92
               10/31/97  4     Jackson  Sofa  Table               936.36
               10/31/97  5     Carolina  Mirror  27  x  35               442.40
               10/31/97  8     Falcon  Table  Base               788.48
               10/31/97  2     American  Revival  Eastlake  Bookcase
1,507.52
               10/31/97  2     European  Crossroads  Lamp               560.00
               10/31/97  2     European  Crossroads  Lamp               178.08
               10/31/97  3     American  Revival  Wood  Top  Lamp  Ta
1,065.12
               10/31/97  2     Jackson  Wing  Chair  w/  reversible  cus
493.52
               10/31/97  1     Ritter  Exam  Stool               391.16
               10/31/97  1     Midmark  Exam  Light               282.24
               10/31/97  3     Symmetry  Arm  Stack  Chair               840.69
-               10/31/97  3     Reveal  Double  Pedestal  Desk          1,486.32
               10/31/97  1     Reveal  Credenza               474.27
               10/31/97  1     Furniture  Fabric               524.16
-               10/31/97 1     Frederick Ceramic Table Lamp               155.68
               10/31/97  3     Institutional  Stacker  Chairs  w/  arms
235.74
               10/31/97  1     Ritter  Exam  Table          1,114.40
-               10/31/97  1     Furniture  Fabric               698.88
               10/31/97  4     Jackson  Wing  Chair  w/  reversible  cus
1,215.68
               10/31/97  1     Furniture  Fabric               235.68
               10/31  /97  1     Jackson  Oval  End  Table               189.19
               10/31/97  1     Grandview  Sofa  Table               650.72
          Aft     10/31/97  8     Institutional  Stacker  Chairs
365.28
               10/31/97  2     Decorator  Bulletin  Board               34.72
               10/31/97 1     Jackson Sofa w/reversible cushions          463.58
               10/31/97  9     Antrhom  Posture  Chair     1,873.44
               10/31/97  11     Jackson  Dining  Table     2,205.50
               10/31/97  2     Harrington  Hill  Lamp          336.00
               10/31/97  1     Jackson  Straightback  sofa          568.55
               10/31/97  1     Furniture  Fabric          309.12
               10/31/97  1     Stain  Repellant               95.20
               10/31/97  4     Jackson  Straightback  Chair     1,144.92
               10/31/97  2     Small  Gooseneck  Chair          379.22
               10/31/97  1     Furniture  Fabric          156.80
               10/31/97  1     Stain  Repellant               95.20
               10/31/97  2     Jackson  End  Table          378.38
               10/31/97  2     Pantheon  Bakers  Rack          918.40
               10/31/97  80     Jackson  Arm  Chair  w/casters     14,443.20
               10/31/97  1     Furniture  Fabric          996.27
               10/31  /97  1     Furniture  Fabric          265.32
               10/31/97  1     Jackson  Straightback  Loveseat          332.50
               10/31/97  1     Furniture  Fabric          352.80
               10/31/97  1     Acrylic  Table  Top          679.25
               10/31/97  8     Jackson  Custom  Dining  Table     1;837.28
               10/31/97  8     Acrylic  Table  Top          544.32
               10/31/97  2     Jackson  Dining  Table          423.68
     Aft     10/31/97  2          Acrylic  Table  Top          123.50
               10/31/97  1     Terrace  Garden  Door          890.40
               10/31/97  1     Terrace  Garden  End  Table          361.76
10/31/97  1     Remington  Swing  Arm  Desk  Larnp     207-20
10/31  /97  2     Falcon  Table  Top                    241.92
10/31  /97  2     Falcon  Table  Base                    310.22
10/31/97  1     Prairie  Oak  Sideboard          1,298.08
10/31/97  1     Prairie  Oak  Sideboard  Gallery  Rail                    151.20
10/31/97  1     Pantheon  Mirror                    240.80
10/31/97  1     Chair  to  Match  dimensions                    295.68
10/31/97  1     Furniture  Fabric                    191.52
10/31/97  1     Craftsman  Oval  Dining  Table               985.60
10/31/97  6     Trio  Side  Chair          1,391.04
10/31/97  1     Furniture  Fabric                    78_66
10/31/97  2     Trio  Arm  Chair               546.56
10/31/97  1     Furniture  Fabric                    26.22
10/31/97  1     EOC  Printer  Table               391.61
10/31/97  4     EOC  Lateral  File  Cabinets          2,070.44
10/31/97  4     EOC  Open  Bookcase               973.76
10/31/97  1     Anthrom  Posture  Armchair               309.96
10/31/97  1     EOC  Cylinder  Table               195.56
10/31/97  1     Granite  Top  Mobile  Server               993.44
10/31/97  2     Tanaier  Lamp               380.80
10/31  /97  2     Anthrom  Posture  Armchair               619.92
10/31/97  3     Symmetry  Arm  Stack  Chair               786.24
10/31/97  1     Special  Reveal  Desk          1.041.27
10/31/97  1     Evanston  Cocktail  Table               602.56
10/31  /97  1     Falcon  Hospitality  Table               612.62
10/31/97  1     Elmhurst  Mirror          404.32
10/31/97  2     Tanaier  Lamp          369.60
10/31/97  1     Tangier  Lamp          207.20
10/31/97  1     Furniture  Fabric          290.55
10/31/97  2     Jackson  Wing  Chair          489.00
10/31/97  1     Furniture  Fabric          164.88
10/31/97  4     Settlement  End  Table     1,420.20
10/31/97  4     Pantheon  Oval  End  Table     1,232.00
10/31/97  2     Queen  Anne  Bench          266.72
10/31/97  1     Furniture  Fabric               61.60
10/31  /97  1     Straightback  Sofa          483.54
10/31/97  1     Furniture  Fabric          245.85
10/31/97  2     Straightback  Chair          572.46
10/31/97  1     Furniture  Freight     14,444.51
10/31/97  1     Furniture.Tax     14,696.47
04/28/97  1     Additional  Furnishings     2,954.36
03/22/98  2     Trio  Side  Chair          463.68
03/22/98  1     Furniture  Fabric               26.22
03/22/98  1     Furniture  Freight     67.50
     03/22/98  1     Furniture  Tax          43.20
     03/23/98  1     Signage  (tax/freight  included)          114.81
     08/01/98  1     Additional  Office  Furniture          31,601.35
     08/11/97  1     Kitchen  Equipment          78,031.00
     08/11/97  1     Kitchen  Equipment  Tax          6,047.40
     1     Intercom  System          6,500.00
     1     Residential  Appliances          50,623.15
     1     Nurse  Call  System          35,500.00
          TOTAL  FURNITURE  &  EQUIPMENT     476,986.11
          COMPUTER  EQUIPMENT
5/10/97          Powersite,  BCL  Power  Anywhere          1.939.50
5/27/97          Kronos  Time  Clock          3,662.42
5/27/97          LaserJet  6P          835.07
7/1/97          Clone  p133  1.6  GB,  16MB          1,755.25
6/1-/98          GP6-266  System  with  MMX          1,577.46
10/1/99          Reps  Software          1;772.49
12/15,'99          DeskJet  Printer          225.20
12/15/99          Gateway  Computer          1,217.57
11/1/00          Fax  Machine/Printer/Scanner          299.31
1/25/01          Gateway  Printer          214.42
1/25/01          Gateway  Computer          1,204.65
2/12/01          Computer  Equipment          421.94
3/1/01          Kronos  Software          771.19
7/  1  1  /01          Computer  System          1,612.50
          Total  Computer  Equipment     17.508.97










0
                                    EXHIBIT C
                        TRANSFER OF OPERATIONS PROVISIONS

1.     On  the  Lease  Termination  Date,  Tenant  shall  transfer and convey to
Landlord  all
consumable inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Tenant as of the Lease Termination Date and located at the Facility
(the  "Inventory").  Tenant shall have no obligation to deliver the Inventory to any
location other than the Facility, it being understood and agreed that the presence of the
Inventory at the Facility on the Lease Termination Date shall constitute delivery thereof.
Tenant     shall  execute  a  Bill  of  Sale in form and substance acceptable to
Tenant  and
Landlord  which  confirms  the  conveyance of the Inventory provided for herein.

2.     Transfer  of  Resident  Deposits
       --------------------------------

     2.1. Within five (5) days after the Lease Termination Date, Tenant shall prepare. and deliver to Landlord a true, correct, and complete accounting and inventory (properly reconciled) of any resident deposits held by Tenant as of the Lease Termination Date (the "Resident Deposits").

2.2. On the Lease Termination Date. Tenant shall transfer to Landlord the 'r Resident Deposits and Landlord hereby agrees that it will accept such Resident Deposits in trust for the residents/responsible parties and be accountable to the residents/responsible parties for such Resident Deposits in accordance with the terms of this Agreement and applicable statutory and regulatory requirements

     2.3. Landlord shall have no responsibility to the applicable resident/responsible party and regulatory authorities in the event the Resident Deposits delivered by Tenant to Landlord pursuant to Section 2.2 are demonstrated to be less than the full amount of the Resident Deposits for such resident as of the Lease Termination Date, for inaccuracies in the accounting and inventory provided by Tenant, or for claims which arise from actions or omissions of Tenant with respect to the Resident Deposits prior to the Lease Termination Date.

     2.4. From and after the Lease Termination Date Tenant shall have no responsibility to the applicable resident/responsible party and regulatory authorities with respect to any Resident Deposits delivered to Landlord.

3.     Employees.

     To the extent Tenant has any employees at the Facility during the Lease Term, Tenant shall terminate all such employees at the Facility effective as of the Lease Termination Date, and Tenant shall pay directly to such employees all wages and benefits which are required by law to be paid to such employees as of the Lease Termination
_     Date.







4.     Access  to  Records.
       -------------------

     4.1.     On  the  Lease  Termination Date, Tenant shall deliver to LANDLORD
ALL of the records of the Facility. Nothing herein shall be construed as precluding Tenant from removing from the Facility, with the consent of Landlord, which shall not be unreasonably withheld, at reasonable times copies of the financial records which relate to its operations at the Facility and/or the originals of any proprietary materials related to its overall corporate operations that are not necessary to the efficient operation of the Facility.

     4.2.     From  and after the Lease Termination Date and for a period of one
(1) year thereafter, Landlord shall allow Tenant and its agents and representatives to have reasonable access to (upon reasonable prior notice and during normal business hours), and to make copies of, the books and records and supporting material of the Facility relating to the period prior to and including the Lease Termination Date, to the extent reasonably necessary to enable Tenant to among other things investigate and defend malpractice, employee or other claims, to file or defend tax returns, to verify accounts receivable collections due Tenant. At the expiration of such one year period, Tenant shall have the right, at its sole cost and expense to make copies of any of the Facility records j which relate to the period covered by the Term of the Lease which is reasonably deems to be necessary for the purposes described herein.
     4.3. Tenant shall be entitled to remove the originals of any records delivered to Landlord, for purposes of litigation involving a patient or employee to whom such record relates, if an officer of or counsel for Tenant certifies that such original must be produced in order to comply with applicable law or the order of a court of competent jurisdiction in connection with such litigation. Any record so removed shall promptly be returned to Landlord following its use, and nothing herein shall be interpreted to prohibit Landlord from retaining copies of any such documents.

     The provisions of this Exhibit C shall survive the expiration or earlier termination of the Term of the Lease.


                                    EXHIBIT D
                                    ---------
                        FORM OF WORKING CAPITAL AGREEMENT
                        ---------------------------------

WORKING  CAPITAL  AGREEMENT

THIS AGREEMENT is made and entered into as of the 21st day of February, 2002 by and between Sacramento County Assisted LLC ("Landlord") and RAL, Inc. ("Tenant").
RECITALS

A. Tenant is the licensed operator of that 130 unit licensed residential care facility for the elderly commonly known as Regent at Willow Creek and located in Folsom, California (the "Facility").

B. Landlord has agreed to purchase the Facility, and Tenant has agreed to lease the Facility back from Landlord pursuant to the terms of a certain
Lease dated this date between Landlord and Tenant (the "Lease"), which Lease provides for a term commencing on the date Landlord acquires title to the Facility and continuing until such time as Landlord and/or its designee can secure a license to operate the Facility from the California Department of Social Services or October 29, 2002, whichever is earlier (the "Lease Term").

C. Landlord has agreed to provide Tenant with funds sufficient to cover the expenses associated with the operation of the Facility during the Lease Term.

D. The parties are interested in documenting the terms and condition on which such funding will be provided and the rights of each of the parties hereto in and to such funding.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, it is hereby agreed as follows:

     1. Landlord shall provide Tenant with the funds required for the operation of the Facility during the Lease Term on the following terms and conditions:

     (a) Landlord and Tenant shall establish for the Facility a working capital account ("Working Capital Account"). Such Working Capital Account shall be available to Tenant for the payment of ordinary and necessary expenses for the operation of the Facility. Landlord shall make deposits to the Working Capital Account from time to tune as necessary to maintain a minimum balance of 530,000 at all tinges during the Lease Term. All of the expenditures by Tenant during the Lease Term shall be ordinary and reasonable and consistent with past practices. Any capital expenditures or expenses not in the ordinary course of business shall be approved by Landlord in its sole discretion.

(b) Tenant shall cause to be prepared and provided to Landlord any reasonable operational information with respect to the Facility which may from time to time be specifically requested by Landlord, including any information needed to assist Landlord in completing tax returns and in complying with the reporting requirements. In addition, within thirty (30) days after the end of each calendar month during the Lease Term, Tenant shall provide, or shall cause to be provided, to Landlord an unaudited balance sheet of the Facility, dated the last day of such month, and an unaudited statement of income and expenses for such month and for the fiscal year to date relating to the operation of the Facility showing trends, the variance between THE ACTUAL AND BUDGETED operating results of the Facility for said month and with a rent roll and census report for the month indicating the number of units occupied and the number of units vacant (collectively, the "Statements"). Such monthly reports shall also show summary and itemization of accounts receivable for the Facility and report of collection action(s) taken and status of any collection action(s). Furthermore, Tenant shall prepare and provide, or cause to be prepared and provided, to Landlord such other reports and information as Landlord shall reasonably request. Upon request, Tenant shall cooperate with Landlord or Landlord's certified public accountant in the event Landlord elects, or is required, to have audited annual financial statements prepared.

     (c) In the event that the Statements for any month during the Lease Term show a net operating profit, then the amount of such profit shall be remitted to Landlord within three (3) business days after Landlord's receipt of the Statement.

     (d) For purposes hereof, the. cash receipts of the Facility shall be defined as all cash received by the Facility in any manner, directly or indirectly from the operation and use of the Facility, including without limitation, fees and other amounts received directly from residents, all receipts from the sale of food and beverages from the Facility, all receipts from medical, nursing and personal care of patients or residents, amounts received from concessionaires, subcontractors, agencies, etc., but shall specifically exclude the proceeds from the sale of the Facility or any portion thereof including any of the Facility equipment and any insurance and condemnation proceeds and any and all pass through amounts for which Tenant is merely acting as the collection agent. The cash disbursements of the Facility shall not include depreciation or amortization expense, but shall include capital expenditures approved by Landlord.

(e) Tenant covenants and agrees that during the Lease Term it shall cause the Facility to be operated in accordance with its past practices (except to the extent such practices are modified at the request of regulatory authorities) including, but not limited to, paying its accounts payable and incurring operating expenses in accordance with its past operating practices. In furtherance and not in limitation of the foregoing, Tenant shall be deemed to have incurred operating expenses in accordance with past practices (A) if at anytime during the Lease Term the Facility is not subject to extraordinary regulatory sanctions, such as stop placement orders, if such expenses are consistent with the amounts expended during prior periods when the Facility was not subject to such extraordinary regulatory sanctions and (B) if at anytime during the Lease Term the Facility is subject to extraordinary regulatory sanctions, such as stop placement orders, if such expenses are consistent with the amounts expended during prior periods when the Facility was subject to such extraordinary regulatory sanctions. In addition to the foregoing, expenses related to the maintenance and/or renewal of Tenant's Facility license, including without limitation fees and reasonable travel expenses, if any, shall be reasonable expenses covered by Section 1(a).

     (f) In the event Tenant receives invoices subsequent to the expiration or earlier termination of the Lease Term which relate to the expenses incurred by Tenant in connection with the operation of the Facility and were incurred by Tenant in accordance with this Agreement during the Lease Term and which were not included in the Statements which are the subject of this Section I(e), it shall forward the same to Landlord and Landlord shall timely process the same for payment. In the event Tenant receives and pays invoices subsequent to the expiration or earlier termination of the Lease Term which relate to expenses incurred by Tenant in connection with the operation of the Facility during the Lease Term and ,which were not included in the Statements which are the subject of this Section 1, upon submission to Landlord of copies of the applicable invoices along with documentation confirming such payment, Landlord shall timely reimburse Tenant for such payments. Any payments due from Landlord to Tenant pursuant to this -Section 1(e) which are not paid within thirty (30) days after Landlord's receipt of Tenant's request for payment shall bear interest at the rate of 1 % per month from the date of submission to Landlord to the date paid by Landlord. Landlord's obligation to, pay the invoices described in this
Section I(e) is subject to Tenant's obligation to have incurred the same in accordance with the operating requirements. set forth in Section I(e) and to the limitations on Landlord's obligations set forth in Section 1(e) .

     (g) Notwithstanding anything otherwise set forth herein, Tenant acknowledges and agrees that Landlord's obligations under this Agreement shall be subject to the following additional limitations: (i) Landlord shall have no obligation to reimburse Tenant for any amounts expended by Tenant to cure a default under the Lease or under this Agreement unless Tenant is able to demonstrate that such default is solely and directly attributable to a breach by Landlord of its obligations under this Agreement, (ii) Landlord shall have no obligation to reimburse Tenant for any amounts expended with respect to the operation of the Facility from and after the occurrence of a material default under the Lease until such time as the default is cured; provided, however, nothing herein shall preclude Landlord from providing such reimbursement subject to any rights or remedies available to it under the Lease as a result of such default, and (iii) Landlord shall have no obligation to reimburse Tenant for any amounts expended with respect to the operation of the Facility by Tenant from and after the expiration or earlier termination of the Lease. All sums expended for matters which Tenant is obligated to pay for under Articles 7, 12 and 14, or paragraph 8.2.5 of the Lease are agreed to be amounts expended in the ordinary course of business.

2. Tenant shall have no obligation to repay to Landlord the amounts advanced pursuant to this Agreement and there shall be no proration of revenues or expenses related to the operation of the Facility during the Lease Term between Landlord and Tenant it being understood and agreed that, notwithstanding anything contained in the Services Agreement to the contrary, Landlord shall be entitled to all such revenues and shall be responsible for all such expenses, subject to the limitations set forth in this Agreement.

3. Landlord shall indemnify and hold harmless Tenant, all affiliates, successors and assigns of Tenant, and all of Tenant's and such affiliates, successor's and a1,,,,n's directors, officers, employees and agents FROM AND AGAINST ANY AND ALL DEMANDS, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from: (i) Landlord's operation of the Facility after the Lease Term has expired and Tenant has vacated the Facility, (ii) any breach, violation, or nonperformance of any law, ordinance, or governmental requirement of any kind by Landlord with respect to the Facility after the Lease Term has expired and Tenant has vacated the Facility; and (ii) any injury or damage to the person, property or business of Landlord, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Facility that occurs after the Lease Term has expired and Tenant has vacated the Facility. In addition, Landlord shall indemnify and hold harmless Tenant and Emeritus and their respective shareholders, directors, officers and employees from any and all third party claims, demands, causes of action, losses, damages, fines, penalties, liabilities, costs and expenses, including attorneys' fees and court costs (except to the . extent covered by insurance carried or required to be carried pursuant to the Lease) sustained or incurred by or asserted against any one or more of them relating to the Facility that results from the negligence or willful misconduct of Landlord in performing its obligations under this Agreement or from a breach of this Agreement by Landlord.

     4. Tenant shall indemnify and hold harmless Landlord, its partners, members (including the shareholders, officers and directors of any corporate partner or member), agents, employees, successors and lenders from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) caused by, or arising in connection with, any negligent act or omission or willful misconduct of Tenant, its agents, contractors, employees or invitees.

     5. This Agreement, together with the Lease, represents the entire and final agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, discussions or writings with respect thereto. This Agreement may not be amended or modified except by written instrument signed by the parties hereto. Notwithstanding the foregoing, Tenant specifically acknowledges and agrees that any and all rights granted to Tenant under the Lease shall be subject to any limitations imposed on Tenant under this Agreement with respect to the operation of the Facility.

    6. In the event of a dispute among the parties hereto with respect to the interpretation or enforcement of the terms hereof no provision shall be construed so as to favor or disfavor either party hereto. In the event of a conflict between the provisions of this Agreement and the provisions of the Lease regarding Landlord's obligation to reimburse Tenant for expenses the provisions of this Agreement shall apply.

     7. In the event of a litigated dispute among the parties hereto with respect to the interpretation or enforcement of the terms hereof the prevailing party shall be entitled to collect its reasonable attorneys fees and costs, including its costs and fees on appeal.

     8. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     10. Any notice required to be provided hereunder shall be sent by (i) overnight delivery, with provision for a receipt, postage or delivery charges prepaid; or (iii) facsimile transmission. All notices shall be addressed to the parties at the addresses set forth below:

If  to  Landlord:     Sacramento  County  Assisted,  LLC
     2025  First  Avenue,  Suite  890
     Seattle  WA  98121
     (206)  728-9327
     Attn:  Ruth  Verhoff
With  copy  to:     Duane  Morns  LLP
     One  Liberty  Place
     Philadelphia,  PA  19103-7376
     (215)  979-1311
     Attn:  David  I.  Haas
If  to  Tenant:     RAL,  Inc.  d/b/a  RAL-Operations,  Inc.
     121  SW  Morrison  St.,  Suite  1000
     Portland,  OR  97204
     (503)-  973-7555
     Attn:  Steven  L.  Gish
Will]  copy  to:     Stoel  Rives  LLP
     900  SW  Fifth  Avenue,  Suite  2600
     Portland,  OR  97204
     (503)  294-9812
     Attn:  Todd  A.  Bauman










     Any such notice, if sent (a) by overnight delivery, shall be deemed delivered on the earlier of the date of actual delivery or the next business day following deposit, postage prepaid, with such overnight delivery service, or (b) by facsimile, shall be deemed delivered on the date when such facsimile was confirmed as received. Either party may change its address for notice purposes by giving notice of its new address to the other party in accordance with the terms of this Section 9.

     11. In the event any provision of this Agreement is deemed to be invalid or unenforceable said determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

Sacramento  County  Assisted  LLC

     By:     Columbia  Pacific  DA  '02
     Limited Partnership. Its sole member

By:     BF  Limited  Partnership

By:  /s/  Daniel R. Baty
Name:  Daniel R. Baty
Title: Partner



RAL,  Inc.,  an  Oregon  corporation  doing  business  as  RAL-Operations,  Inc.

By:  /s/  Walt Bowen
Name:  Walt Bowen
Title: